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APPENDIX A

ANALYSIS OF NON-UTILITY INTERESTS OF PSEG

1. PSEG

Public Service Enterprise Group Incorporated (“PSEG”) has four direct wholly owned subsidiaries: Public Service Electric and Gas Company (“PSE&G”), PSEG Power LLC (“PSEG Power”), PSEG Energy Holdings L.L.C. (“PSEG Holdings”), and PSEG Services Corporation (“PSEG Services”), and has an interest in nine trusts which were formed for financing purposes. PSEG also has indirect subsidiaries, as described below.1

1.1. PSE&G

PSE&G is an electric and gas utility company engaged principally in the transmission, distribution and sale of electric energy service and in the transmission, distribution and sale of gas service in New Jersey. PSE&G has the following subsidiaries:

1.1.A. New Jersey Properties, Inc. (“NJP”), a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, acquires real estate from time to time as necessary to support the remediation of sites affected by the manufactured gas plant operations of PSE&G or its predecessors.2 NJP currently owns unimproved real estate in the following New Jersey municipalities: Bayonne, East Rutherford, Morristown, Trenton, Bordentown, and Newark. NJP also currently owns real estate with improvements in the following New Jersey municipalities: an apartment complex in South Amboy; a house in Gloucester; and a now vacant building in Bloomfield.

[1] In addition to the changes resulting from the Merger Agreement, the Applicants intend to revise their corporate structure. The Applicants propose to implement the following changes:

     1. PSE&G will become a direct subsidiary of Exelon Energy Delivery Company LLC. The current subsidiaries of PSE&G will remain intact.

     2. PSEG Energy Holdings will become a direct subsidiary of Exelon Electric & Gas Corporation (“Exelon”), as the successor to PSEG. The current subsidiaries of PSEG Energy Holdings will remain intact.

     3. PSEG Services will sell all of its assets to Exelon Business Services Company (“Exelon BSC”), change its name, and remain as a subsidiary. Post merger, Exelon BSC will be the sole “service company” of Exelon.

     4. After obtaining necessary approvals and third party consents, PSEG Power and its direct subsidiaries PSEG Nuclear LLC, PSEG Fossil LLC and PSEG Energy Resources & Trade LLC will all cease to exist as separate entities and will become part of Exelon Generation Company LLC (“Exelon Generation”). The business functions of these former PSEG entities will become a part of their respective Exelon Generation business unit. It is anticipated that the subsidiaries owned by these PSEG entities will be retained as direct subsidiaries of Exelon Generation.

2  The Commission has approved the purchase of real estate that is incidentally related to the utility operations of a registered system. See NiSource Inc., Holding Co. Act Release No. 27263 (Oct. 30, 2000) and cases cited therein.

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1.1.B. Public Service Corporation of New Jersey (“PSC of New Jersey”), a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSC of New Jersey owns 1% of Public Service New Millennium Economic Development Fund L.L.C., as described below.3

1.1.C. Public Service New Millennium Economic Development Fund L.L.C. (“New Millennium”) with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, is a direct, 99% owned subsidiary of PSE&G, with the remaining 1% owned by PSC of New Jersey. New Millennium supports economic development and programs providing technology to improve education and health care in urban areas of New Jersey.4

1.1.D. Gridco International L.L.C., a Delaware limited liability company, with principal executive offices at 1209 Orange Street, New Castle County, Wilmington, Delaware 19801, is a direct, 50% owned subsidiary of PSE&G, with the remaining 50% owned by a non-affiliate, Potomac Electric Power Company, and is inactive.

1.1.E. PSE&G Transition Funding LLC (“PSEG Transition Funding”), a Delaware limited liability company, has its principal offices at 80 Park Plaza, Newark, New Jersey 07102. PSE&G is the sole member of PSEG Transition Funding, which was organized for the purpose of purchasing intangible transition property, investing in investment securities, entering into related credit enhancement transactions and issuing transition bonds.5

1.1.F. PSEG Area Development L.L.C. (“Area Development”), a New Jersey limited liability company and a wholly owned subsidiary of PSE&G, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Area Development was formed to hold membership interests in limited liability companies that will provide the following services in New Jersey: real estate site finding, listing and referral, corporate relocation, strategic land use and economic development planning.

1.1.F.1. PSEG SiteFinders L.L.C. (“SiteFinders”), a New Jersey limited liability company and a wholly owned subsidiary of Area Development, with principal executive offices at 10 Route 46 East, Fairfield, New Jersey 07004, was formed to provide real estate site finding and listing and referral services in New Jersey.6

3  See, e.g., CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

4 E.ON AG, Holding Co. Act Release No. 27539 (June 14, 2002) (authorizing retention of subsidiary engaged in economic/corporate citizen projects), citing GPU, Inc., Holding Co. Act Release No. 27459 (Oct. 29, 2001) (authorizing retention of Cleveland Development Partnership I, a partnership that funds revitalization projects in Cleveland); WPL Holdings, Inc., Holding Co. Act Release No. 26856 (April 14, 1998) (authorizing retention of the 2001 Development Corporation, a company organized to promote economic development in Cedar Rapids, Iowa); The Potomac Edison Company, Holding Co. Act Release No. 25312 (May 14, 1991) (authorizing retention of the Virginia Economic Development Corporation, a for-profit, economic development corporation created to stimulate and promote growth and retain jobs in rural Virginia).

5 Exelon Corporation, Holding Co. Act Release No. 27259 (Oct. 20, 2000) (authorizing retention of entity used for issuance of transition or securitization bonds).

6 See E.ON AG and cases cited therein.

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1.1.F.2. PSEG Economic Development L.L.C. (“PSEG Economic Development”), a New Jersey limited liability company and a wholly owned subsidiary of Area Development, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Economic Development was formed to provide corporate relocation, strategic land use and economic development planning services in New Jersey.7

1.1.G. PSE&G Capital, L.P., a New Jersey limited partnership, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, of which PSE&G is the sole general partner. PSE&G Capital, L.P. was formed and controlled by PSE&G for the purpose of issuing Monthly Income Preferred Securities, and is currently active.8

1.1.H. PSE&G Capital Trust I, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.1.I. PSE&G Capital Trust II, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.1.J. PSE&G Capital Trust III, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.1.K. PSE&G Capital Trust IV, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.1.L. PSE&G Capital Trust V, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.1.M. PSE&G Capital Trust VI, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.1.N. PSE&G Capital Trust VII, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.2. PSEG Power

PSEG Power, a Delaware limited liability company and a wholly owned subsidiary of PSEG, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSEG Power has six direct wholly owned subsidiaries, and has an interest in five trusts, which were formed for financing purposes, and indirect wholly owned subsidiaries, discussed below. PSEG Power also provides to its affiliates a range of specialized maintenance, repair and plant engineering services on energy-related electro-mechanical equipment.9

7 Id.

8 See CenterPoint Energy, Inc., Holding Co. Act Release No. 27548 (July 5, 2002) (authorizing the retention of financing subsidiaries).

9 See, e.g., CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses). As noted above, it is contemplated that PSEG Power and its direct subsidiaries PSEG Nuclear, PSEG Fossil and PSEG ER&T will all cease to exist as separate entities and will be owned as a part of Exelon Generation. It is anticipated that the subsidiaries owned by these PSEG entities will be retained as direct subsidiaries of Exelon Generation.

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1.2.A. PSEG Fossil LLC (“PSEG Fossil”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSEG Fossil was formed to own and operate fossil fueled generating stations. PSEG Fossil has six direct wholly owned subsidiaries, as discussed below. PSEG Fossil is an EWG.10

1.2.A.1. PSEG Power New York Inc. (“PSEG Power New York”), a Delaware corporation, has its principal executive offices at Route 144, Glenmont, New York 12077. PSEG Power New York was formed to own and operate fossil fueled generating stations in New York. PSEG Power New York is an EWG.

1.2.A.2. PSEG Power Cross Hudson Corporation (“PSEG Power Cross Hudson”), a Delaware corporation, has its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of developing power projects for delivery into New York City but has recently announced that these projects will be discontinued. PSEG Power Cross Hudson owns no physical assets. PSEG Power Cross Hudson has one direct wholly owned subsidiary, as discussed below.

1.2.A.2.(a) PSEG In-City I LLC (“PSEG In-City”), a Delaware limited liability company, has its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of developing power projects for delivery into New York City but has recently announced that these projects will be discontinued. PSEG In-City owns no assets.

1.2.A.3. PSEG Lawrenceburg Energy Company LLC (“PSEG Lawrenceburg”), a Delaware limited liability company, has its registered office at 1209 Orange Street, Wilmington, Delaware 19801, owns a power facility in Lawrenceburg, Indiana. PSEG Lawrenceburg is an EWG.

1.2.A.4. PSEG Waterford Energy LLC (“PSEG Waterford”), a Delaware limited liability company, has its registered office at 1209 Orange Street, Wilmington, Delaware 19801, and owns a power facility in Waterford, Ohio. PSEG Waterford is an EWG.

1.2.A.5. PSEG Power Midwest LLC (“PSEG Power Midwest”), a Delaware limited liability company, has its registered office at 1209 Orange Street, Wilmington, Delaware 19801, and operates the Power generating facilities of PSEG Lawrenceburg and PSEG Waterford. PSEG Power Midwest is an EWG.

1.2.A.6. PSEG Power Connecticut LLC (“PSEG Power Connecticut”), a Connecticut limited liability company, has its registered office at 1 Commercial Plaza, Hartford, Connecticut 06103 in care of CT Corporation Systems, and owns and operates fossil-fueled electric generation assets in Connecticut. PSEG Power Connecticut is an EWG.

1.2.B. PSEG Nuclear LLC (“PSEG Nuclear”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and was formed to own and operate nuclear-fueled electric generation assets. PSEG Nuclear has one direct wholly owned subsidiary, as discussed below. PSEG Nuclear is an EWG.

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1.2.B.1. The Francis Corporation, a New Jersey corporation, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, owns and from time to time acquires land to satisfy regulatory requirements associated with PSEG Nuclear’s facilities.11

1.2.C. PSEG Power Fuels LLC (“PSEG Power Fuels”), a Delaware limited liability company, has its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed in 2000 to hold an interest in Keystone Fuel LLC and Conemaugh Fuel LLC, which purchase fuel for the Keystone and Conemaugh generation facilities of PSEG Fossil, respectively.

1.2.D. PSEG Energy Resources & Trade LLC (“PSEG ER&T”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSEG ER&T markets electricity, natural gas and capacity and ancillary services primarily throughout the greater North East region (Northeast, Mid-Atlantic and Mid-West) of the United States.12

1.2.E. PSEG Power Capital Investment Co. LLC, a Delaware limited liability company, has its principal executive offices at 1300 Market Street, Suite 602, Wilmington, Delaware 19801, and was formed to provide financing to Power and its subsidiaries.13

1.2.F. PSEG Power Development LLC (“PSEG Power Development”), a Delaware limited liability company, has its registered office at 1209 Orange Street, Wilmington, Delaware 19801, and was formed to support continuing development activities of Power. PSEG Power Development also owns an apartment building in Bridgeport, Connecticut.14

1.2.G. PSEG Power Capital Trust I, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.2.H. PSEG Power Capital Trust II, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.2.I. PSEG Power Capital Trust III, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.2.J. PSEG Power Capital Trust IV, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

11 See, e.g., New Century Energies, Inc., Holding Co. Act Release No. 27212 (Aug. 16, 2000) (permitting retention of interests in real property in connection with generating facilities).

12 See Rule 58(b)(1)(v). As noted above, it is contemplated that PSEG Power and its direct subsidiaries PSEG Nuclear, PSEG Fossil, and PSEG ER&T will all cease to exist as separate entities and will be owned as a part of Exelon Generation. It is anticipated that the subsidiaries owned by these PSEG entities will be retained as direct subsidiaries of Exelon Generation.

13 See CenterPoint Energy, Inc., Holding Co. Act Release No. 27548 (July 5, 2002) (authorizing the retention of financing subsidiaries).

14 See, e.g., Black Hill Corporation, Holding Co. Act Release No. 27933 (Dec. 29, 2004) (authorizing retention of nonutility subsidiary engaged in development of non-utility generating projects).

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1.2.K. PSEG Power Capital Trust V, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.3. PSEG Energy Holdings

PSEG Energy Holdings, a New Jersey limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSEG Energy Holdings is the parent of PSEG’s energy-related businesses other than PSEG Power and PSE&G. PSEG Energy Holdings has certain subsidiaries, as described below.15

1.3.A. PSEG Resources L.L.C. (“PSEG Resources”), a New Jersey limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102.16 PSEG Resources provides energy infrastructure financing in developed countries. PSEG Resources invests primarily in energy-related, financial transactions and manages a diversified portfolio of more than 60 investments, including leveraged leases, operating leases and leveraged buyout (“LBO”) funds, limited partnerships and marketable securities. The remainder of PSEG Resources’ portfolio is further diversified across a wide spectrum of asset types and business sectors, including leveraged leases of aircraft and railcars, real estate and industrial equipment, limited partnership interests in project finance transactions, LBO and venture funds and marketable securities. As of December 31, 2004, PSEG Resources comprised approximately 10% of PSEG’s assets. PSEG Resources’ 2004 revenues were approximately 2% of PSEG’s revenues and PSEG Resources’ 2004 earnings available to PSEG were $65 million. PSEG Resources is a wholly owned subsidiary of PSEG Energy Holdings. PSEG Resources has direct and indirect wholly owned subsidiaries, as described below.

As of December 31, 2004, 95% of the consolidated assets of PSEG Resources were leveraged lease investments. The following excerpt from the combined Annual Report on Form 10-K for the year ended December 31, 2004 for PSEG, PSE&G, PSEG Power and PSEG Energy Holdings describes generally PSEG Resources’ leveraged lease investment portfolio:

PSEG Resources maintains a portfolio that is designed to provide a fixed rate of return. Income on leveraged leases is recognized by a method which produces a constant rate of return on the outstanding net investment in the lease, net of the related deferred tax liability, in the years in which the net investment is positive. Any gains or losses incurred as a result of a lease termination are recorded as Operating Revenues as these events occur in the ordinary course of business of managing the investment portfolio.

In a leveraged lease, the lessor acquires an asset by obtaining equity representing approximately 15% to 20% of the cost and incurring non-recourse lease debt for the balance. The lessor acquires economic and tax ownership of the asset and then leases it to the lessee for a period of time no greater than 80% of its

15 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

16 Id.

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remaining useful life. As the owner, the lessor is entitled to depreciate the asset under applicable federal and state tax guidelines. In addition, the lessor receives income from lease payments made by the lessee during the term of the lease and from tax receipts associated with interest and depreciation deductions with respect to the leased property. The ability of PSEG Resources to realize these tax benefits [is] dependent on operating gains generated by its affiliates and allocated pursuant to PSEG’s consolidated tax sharing agreement. Lease rental payments are unconditional obligations of the lessee and are set at levels at lease sufficient to service the non-recourse lease debt. The lessor is also entitled to any residual value associated with the leased asset at the end of the lease term. An evaluation of the after-tax cash flows to the lessor determines the return on the investment. Under accounting principles generally accepted in the U.S. (GAAP), the lease investment is recorded on a net basis and income is recognized as a constant return on the net unrecovered investment.

One of the defining characteristics of a leveraged lease investment is that the holder of the investment does not operate or control the leased facilities or equipment or have any voice in decisions regarding the operation of the leased property. This lack of significant involvement with leased property by the lessor/equity investor has led, for example, both the SEC and the Federal Energy Regulatory Commission (“FERC”) to exclude generally lessor/equity investors from jurisdictional status under the 1935 Act and the Federal Power Act, respectively.17

The leveraged lease transactions in which PSEG Resources has equity investments contain, however, customary event of default provisions which may allow PSEG Resources to take over

17 The following SEC orders permit retention of passive leveraged lease investments (the “Lease Investment Orders”): PEPCO Holdings, Inc., Holding Co. Act Release No. 27553 (July 24, 2002); Exelon Corp., Holding Co. Act Release No. 27256 (Oct. 19, 2000); Conectiv Inc., Holding Co. Act Release No. 26832 (Feb. 25, 1998); and Central and Southwest Corp., Holding Co. Act Release No. 35-23578 (Jan. 22, 1985). The Commission in 1985 authorized CSW to invest in the equity portion of leveraged leases pursuant to Section 9(c)(3) of the Act which exempts from Section 9(a) and 10 acquisitions as the Commission deems “appropriate in the ordinary course of business” of the acquiring company and not detrimental to the protected interests. Central and South West Corporation, Holding Co. Act Release No. 23578 (Jan. 22, 1985) (in which the Commission concluded that it was in the “ordinary course of business” for a company to attempt to reduce its tax liability where the investment was intended to be a passive investment, not entry into the ownership and management of a new business). A recent delegated authority decision ordered Ameren to divest certain subs engaged in leveraged leasing activities. Ameren Corporation, Holding Co. Act Release No. 10078 (April 15, 2004), where, among other things, certain of the leveraged lease arrangements were not passive. While the order further notes that the investments had no operating or functional relationship to Ameren’s core utility operations, that fact does not seem to be dispositive in view of the investments approved in CSW.

See also Rule 7(d). Where, for different reasons, the technical requirements of Rule 7(d) could not be met, the staff of the SEC has granted no-action comfort in a series of letters relating to leveraged lease transactions. See, e.g., Dominion Equipment II, Inc. (March 25, 2003) and no-action letters cited therein at fn. 16.

The FERC has repeatedly determined that passive lease ownership interests in jurisdictional facilities do not result in public utility status under section 203 of the FPA. See e.g., Springerville Unit 3 Holdings LLC, Docket EC04-12-000, 105 FERC ¶ 61,345 (2003).

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operation of the subject leased properties.18 In the event that default remedies are exercised, (i) notice will be given to the Commission and (ii) if it appears that PSEG Resources or any of its affiliates would operate a leased asset for more than five years, a subsequent confidential submission would be made to the Commission to set forth and analyze relevant facts and circumstances to be followed by any necessary or appropriate filings under the 1935 Act and the rules and regulations thereunder.19

PSEG Resources has direct investments in nine leveraged lease transactions:20 interests in gas-fired combined cycle electric generating stations located in the Netherlands; an interest in a coal-fired steam electric generating station located in the Netherlands; interests in three gas-fired cogeneration facilities located in Germany; interests in gas distribution network facilities located in the Netherlands; and an interest in a gas-fired cogeneration facility located in the Netherlands.21

1.3.A.1. Public Service Resources Corporation (“PSRC”), a New Jersey corporation, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSRC has direct and indirect wholly owned subsidiaries, as described below.

PSRC has direct investments in fourteen leveraged lease transactions:22

• Whitehorn Units 2 and 3, leased to Puget Sound Energy, Inc., as to which a filing on Form U7-d is maintained (File No. 32-340). Units 2 and 3 are a simple cycle combustion turbine electric generating facility.23

18 The FERC has concluded that lease default provisions are not a present assignment of rights to passive lease participants that would subject them to jurisdiction under section 201 of the Federal Power Act. Springerville Unit 3 Holdings LLC, 105 FERC ¶ 61,345 (2003), numbered paragraph 12. If default remedies are exercised so that passive participants would operate the leased facility in order to make sales of electric energy at wholesale or to engage in transmissions in interstate commerce, the passive participants would become FERC-regulated public utilities and would be required to make appropriate filings pursuant to section 205 of the Federal Power Act. Id., at fn. 5.

19 It has been the custom for the Commission to grant three year grace periods with respect to non-retainable assets. The applicants are requesting a five-year period due to complex issues that arise in connection with lease defaults; for example, the exercise by the leveraged lease debt of paramount rights viz-a-viz the lease equity upon lease defaults and the acceleration of deferred tax liabilities in connection with loss of title to leased assets if the lease debt forecloses. Premature disposition of a troubled lease investment only exacerbates a successful resolution of the credit and operational issues that can make a particular lease investment troubled. Five year horizons are requested below for Resource’s two existing troubled lease investments. See footnotes 33 and 50 below.

20 Actual title is held in a common law grantor trust that is not organized as a business trust or statutory trust under the business trust/statutory trust authorizing legislation under the laws of any state or foreign jurisdiction, and which is not a “company” for purposes of the 1935 Act. See Section 2(a)(2) of the Act; see also Oglethorpe Power Corp. SEC No-Action Letter (Jan. 27, 1986). In each of the described matters, the identified PSEG entity is the sole beneficiary of such trust. Formally organized business trusts and statutory trusts will, however, be separately itemized.

21 Leveraged lease investments are retainable. See the Lease Investment Orders.

22 Id.

23 See the Lease Investment Orders; Ameren Corp., Holding Co. Act Release No. 26809 (Dec. 30, 1997) (expressly allowing retention of leveraged lease investments in utility assets held under Rule 7(d)).

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• Seminole Generating Station Unit 2 leased to Seminole Electric Power Cooperative, Inc. as to which a filing on Form U7-d is maintained (File No. 32-435). Unit 2 is a coal-fired electric generation facility.24

• PSRC has five leveraged lease investments in certain foreign energy assets: a high-voltage direct current electric transmission link in New Zealand; a waste-to-energy facility in the Netherlands; a gas-fired combined cycle electric generating station in the Netherlands; and components of two gas distribution systems, both in the Netherlands.25

• PSRC has six leveraged lease investments in transportation equipment (aircraft and railcars) leased to domestic airlines and foreign railroads.26

• PSRC has a leveraged lease investment in a portfolio of eight regional shopping centers in five states.27

As of December 31, 2004, the remaining 5% of the consolidated assets of PSEG Resources were (A) LBO funds ($27 million or 1%), marketable securities ($3 million), and other investments ($15 million or 1%),28 (B) owned property ($72 million or 2%),29 and (C) current and other assets ($17 million or 1%).

1.3.A.1.(a) Resources Capital Financing Corporation (“RCFC”), a New Jersey corporation, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. RCFC is inactive.

1.3.A.1.(b) Resources Capital Investment Corporation (“RCIC”), a New Jersey corporation, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. RCIC has direct investments in two leveraged lease transactions: an interest in a waste-to-energy facility in the Netherlands and an undivided percentage ownership in a coal-fired steam electric generating plant in the Netherlands.30 RCIC has one direct wholly owned subsidiary, as described below.

1.3.A.1.(b)(i) Peterborough Power Limited C, Inc. (“PPLC”), a Delaware corporation, has its principal executive offices at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801. PPLC is inactive.

1.3.A.1.(c) Resources Capital Sales Corporation (“RCSC”) is incorporated under the laws of the United States Virgin Islands and has its principal executive offices at 50 Kronprindsens, 2nd Floor, GERS Building, Saint Thomas, United States Virgin Islands 00802. RCSC is inactive.

24 Id.

25 Id.

26 Id.

27 Id.

28 See 1.3.A.1 (j) below, each a passive investment. Percentage interest does not exceed 6.65% (with an investment balance under $2 million) with the largest single investment at approximately $20 million.

29 See the owned office complexes discussed at 1.3.A.1.(d) and 1.3.A.1.(p) below.

30 Id.

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1.3.A.1.(d) Resources Capital Management Corporation (“RCMC”), a New Jersey corporation, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. RCMC has investments in a project financing and several leveraged leases. RCMC has direct and indirect wholly owned subsidiaries, as described below. RCMC has direct investments in leveraged lease transactions as follows:

• an undivided percentage ownership in a 1,500 megawatt (“MW”) gas-fired cogeneration facility located in Midland, Michigan, and leased under a long-term leveraged lease to Midland Cogeneration Venture Limited Partnership (SEC File Number 33037977). This facility has been certified by the FERC as a qualifying cogeneration facility (“QF”) under the Public Utility Regulatory Policies Act of 1978, as amended (“PURPA”). FERC Docket QF87-237-000 (CMS Midland, Inc.).31

• two separate undivided interests (aggregating 20.279%) in the Merrill Creek Reservoir located in Hunterdon County, New Jersey, each leased under a long-term leveraged lease to an unaffiliated public utility company (one a subsidiary of First Energy Corp., and the other a subsidiary of PEPCO Holdings, Inc.).32

• a third separate 44.241% undivided interest in Merrill Creek Reservoir leased under a long-term leveraged lease to PECO Energy Company, a public-utility subsidiary of Exelon.33

• RCMC has four leveraged lease investments in certain foreign energy assets: an undivided percentage ownership interest in a coal-fired steam electric generating plant in the Netherlands; an ownership interest in a high-voltage direct current electric transmission link in New Zealand; and components of two gas distribution systems, both in the Netherlands.34

• RCMC has a leveraged lease investment in a portfolio in three shopping centers located in Michigan and Ohio.35

RCMC owns a four-building commercial office complex in Syracuse, New York. Through the third quarter of 2003, RCMC’s involvement with the commercial office complex was via a leveraged lease investment. Due to illiquidity problems faced by the lessee, RCMC’s investment was restructured to eliminate the lessee so that RCMC would lease directly to commercial tenants. Due to the restructuring transaction, RCMC can no longer account for its investment as a leveraged lease under GAAP. RCMC continues actively to seek long-term commercial tenants for all available space at the office complex.36

31 Id.

32 Id. PSEG Fossil conducts Merrill Creek Reservoir operations on behalf of its co-owners and owns separately a 13.906% undivided interest. The PSEG Fossil undivided interest is not part of, and is otherwise unaffected by, the Merrill Creek Reservoir leveraged lease financing transactions

33 The individual interest was subleased to Exelon Generation Company, LLC effective January 1, 2001. The applicants are requesting that the Commission reserve jurisdiction as to this leveraged lease investment.

34 These interests are retainable under the Lease Investment Orders.

35 Id.

36 Applicants undertake to divest ownership of the referenced office complex within five years of the date of the order in this matter or make a filing with the Commission prior to the expiration of one year from the date of the

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1.3.A.1.(d)(i) LMC Resources Capital Limited Partnership (“LMCRCLP”), a Michigan limited partnership, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. RCMC is the 1% general partner and the 98% limited partner in LMCRCLP (the remaining 1% limited partner interest is held by an affiliate. LMCRCLP’s sole asset and activity is as a holding company for its sole subsidiary.

1.3.A.1.(d)(i)(A) LMC Phase II, L.L.C., a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. LMC Phase II has a leveraged lease investment in two office towers located in Detroit, Michigan.37

1.3.A.1.(d)(ii) RCMC Sales Corporation (“RCMC SC”) is incorporated under the laws of the United States Virgin Islands and has its principal executive offices at 50 Kronprindsens Gade, 2nd Floor, GERS Building, Saint Thomas, United States Virgin Islands 00802. RCMC SC is inactive.

1.3.A.1.(d)(iii) RCMC One, Incorporated, a New Jersey corporation, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, and is inactive.

1.3.A.1.(d)(iv) RCMC, Inc. (“RCMCInc”), a Delaware corporation, has its principal executive offices at 1300 Market Street, Suite 400, Wilmington, Delaware 19801. RCMCInc has an 80% limited partnership interest in First Air Partners, L.P., a Delaware limited partnership (“FAP”). FAP has an interest as a 50% limited partner in Pure Air on the Lake, Limited Partnership, a Delaware limited partnership (“Pure Air LP”), which owns and operates an advanced fuel gas desulphurization (“AFGD”) system at Northern Indiana Public Service Company’s Bailly Generating Station, Units 7 and 8. As the AFGD scrubber removes sulphur dioxide from the station’s waste gas, the sulphur dioxide reacts with limestone in the scrubber to produce commercially viable synthetic gypsum. RCMCInc and the general partner in FAP have agreed to make any modifications to the partnership agreement of FAP as may be necessary or appropriate for RCMCInc’s limited partnership interest to fall within the staff no-action letters that conclude that limited partnership interests are not voting securities under Section 2(a)(7) of the 1935 Act.38 Accordingly, FAP will not become a direct or indirect subsidiary of Exelon.39 order explaining why it should be permitted under the 1935 Act to retain its interest in the office complex. The commercial real estate market in Syracuse is presently characterized by an over-abundance of office space. RCMC is requesting a five-year retention period in order for market conditions to improve before it disposes of its interest in the referenced office complex. Active management of the complex is handled by an unrelated third party pursuant to long-term contract. This approach was taken in recent matters, including PEPCO Holdings, Inc., Holding Co. Act Release No. 27553 (July 24, 2002), and Exelon Corp., Holding Co. Act Release No. 27256 (Oct. 19, 2000), and the longer divestiture period is consistent with the approach taken in E.ON AG, Holding Co. Act Release No. 27539 (June 14, 2002).

37 This interest is retainable under the Lease Investment Orders.

38 See, e.g., METC Investment Inc, SEC No-Action Letter (Nov. 25, 2003).

39 Under the FAP partnership agreement, RCMCInc is entitled to a preferred return. Accordingly, under GAAP, RCMCInc accounts for its limited partnership investment as an investment in the preferred stock of an unrelated person. Due to deferred taxes, RCMCInc has a negative net investment (less than $10 million) in FAP at the present time. This investment is retainable as a miscellaneous limited partnership interest under the authority of Ameren Corp., Holding Co. Act Release No. 26809 (Dec. 30, 1997) (the “1997 Ameren Order”) and WPL Holdings Inc., Holding Co. Act Release No. 28656 (Aug. 14, 1998). See also Rule 58(b)(1)(ix) and (x).

EXHIBIT G-7

1.3.A.1.(d)(v) RCMC I, Inc. (“RCMC I”), a Delaware corporation, has its principal executive offices at 1300 Market Street, Suite 405, Wilmington, Delaware 19801. RCMC I has two direct leveraged lease investments: (i) an office facility in Denver, Colorado; and (ii) an undivided interest in the Grand Gulf Unit 1 nuclear generating facility located in Mississippi and leased to System Energy Resources, Inc., a subsidiary of Entergy Corporation (as to which lease investment a filing on Form U-7D is maintained), as part of a long-term lease financing transaction.40

RCMC I has one direct wholly owned subsidiary, as described below.

1.3.A.1.(d)(v)(A) KLF 98-C2, Inc. (“KLFC2”), a Delaware corporation, with principal, executive offices at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801, and is inactive.

1.3.A.1.(d)(vi) Danskammer OP LLC, (“Danskammer OP”), a Delaware limited liability company, has its principal executive offices at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801. Danskammer OP has one direct wholly owned subsidiary, as described below. Danskammer OP’s only business is the ownership of membership interests of its subsidiary. Danskammer OP is an EWG. FERC Docket EG01-169-000, 95 FERC ¶ 62,121 (2000).

1.3.A.1.(d)(vi)(A) Danskammer OL LLC (“Danskammer OL”), a Delaware limited liability company, has its principal executive offices at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801. Danskammer OL holds title to two units (aggregating 370 MW) of the four-unit, 500 MW Danskammer station located in Newburgh, New York and leases such units to Dynegy Danskammer, L.L.C., a wholly owned subsidiary of Dynegy Holdings, Inc. (“DHI”) (SEC File No. 000-29311) as part of a long-term leveraged lease transaction. A 1933 Act registration statement relating to the subject transaction (initially filed on July 10, 2001, SEC File No. 333-64802) describes the lease transaction. The sole asset of Danskammer OL is the subject leveraged lease transaction. Danskammer OL is an EWG. FERC Docket No. EG01-168-000, 95 FERC ¶ 62,120 (2001).41

1.3.A.1.(d)(vii) Roseton OP LLC (“Roseton OP”), a Delaware limited liability company, has its principal executive offices at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801. Roseton OP has one direct wholly owned subsidiary, as described below. Roseton OP’s sole asset and activity are as a holding company for its sole subsidiary. Roseton OP is an EWG. FERC Docket EG01-167-000, 95 FERC ¶ 62,117 (2001).

1.3A.1.(d)(vii)(A) Roseton OL LLC (“Roseton OL”), a Delaware limited liability company has its principal executive offices at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801. Roseton OL holds title to the two units (aggregating 1,200 MW) of the Roseton station located in Newburgh, New York and leases such units to Dynegy Roseton, L.L.C., a wholly owned subsidiary of DHI as part of a long-term leveraged lease transaction. A 1933 Act

40 Both investments are retainable. See the Lease Investment Orders. The Grand Gulf leveraged lease investment is retainable under the 1997 Ameren Order.

41 The FERC also issued an order specifically confirming the status of the OP and OL entities (as passive participants in the transaction) as not thereby becoming jurisdictional public utility companies under the Federal Power Act. Dynegy Danskammer, LLC and Dynegy Roseton, LLC, 94 FERC 61, 316 (2001). The entities are exempt as EWGs. In addition, they would be retainable under the Lease Investment Orders.

EXHIBIT G-7

registration statement relating to the subject transaction (initially filed on July 10, 2001, SEC File No. 333-64802) describes the lease transaction. The sole asset of Roseton OL is the subject leveraged lease transaction. Roseton OL is an EWG. FERC Docket No. EG01-170-000, 95 FERC ¶ 62,118 (2001).42

1.3.A.1.(d)(viii) GCN 2000-2 (“GCN 2”), a Delaware business trust, has its principal executive office at 1100 North Market Street, Wilmington, DE 19890-0001. GCN 2’s sole asset and activity is a leveraged lease investment in a gas distribution network in the Netherlands.43

1.3.A.1.(e) PSRC Sales Corporation One (“PSRC One”) is incorporated under the laws of the United States Virgin Islands, and has its principal executive offices at 50 Kronprindsens Gade, 2nd Floor, GERS Building, Saint Thomas, United States Virgin Islands 00802. PSRC One is inactive.

1.3.A.1.(f) PSRC Sales Corporation Two (“PSRC Two”) is incorporated under the laws of the United States Virgin Islands, and has its principal executive offices at 50 Kronprindsens Gade, 2nd Floor, GERS Building, Saint Thomas, United States Virgin Islands 00802. PSRC Two is inactive.

1.3.A.1.(g) PSRC Sales Corporation Three (“PSRC Three”) is incorporated under the laws of the United States Virgin Islands, and has its principal executive offices at 50 Kronprindsens Gade, 2nd Floor, GERS Building, Saint Thomas, United States Virgin Islands 00802. PSRC Three is inactive.

1.3.A.1.(h) PSRC Sales Corporation Four (“PSRC Four”) is incorporated under the laws of the United States Virgin Islands, with principal executive offices at 50 Kronprindsens Gade, 2nd Floor, GERS Building, Saint Thomas, United States Virgin Islands 00802. PSRC Four has certain contract rights with respect to a leased aircraft owned by PSRC but is otherwise inactive.44

1.3.A.1.(i) PSRC, Inc. (“PSRCI”), a Delaware corporation, has its principal executive offices at 1300 Market Street, Suite 400, Wilmington, Delaware 19801. PSRCI has two direct leveraged lease transactions, both of which involve gas-fired combined cycle electric generating plants located in the Netherlands, UNA Merwede 2 and UNA Purmerend 2.45 PSRCI has one direct wholly owned subsidiary, as described below.

1.3.A.1.(i)(i) PPL B KLF 98-C1, Inc. (“PPLKLF”), a Delaware corporation, has its principal executive offices at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801, and is inactive.

1.3.A.1.(j) PSRC II, Inc. (“PSRC II”), a Delaware corporation, has its principal executive offices at 1300 Market Street, Suite 400, Wilmington, Delaware 19801. PSRC II has investments in a number of investment funds, including leveraged buyout and venture capital

42 Id.

43 This interest is retainable under the Lease Investment Orders.

44 Id.

45 Id.

EXHIBIT G-7

funds, and other miscellaneous investments and securities. PSRC II’s fund investments involve non-controlling limited partner interests. At December 30, 2004, PSRC II’s investment balance in these investments and securities is less than $50 million in the aggregate.46 PSRC II has a 1% limited partnership interest in LMCRCLP, item 1.3.A.1.(d)(i) above.

1.3.A.1.(k) PSEG Demand Management Co., Inc. (“DMC”), a Delaware corporation, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. DMC is a party to certain demand-side management contracts.47

1.3.A.1.(l) PSEGR PJM LLC (“PSEGR PJM”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSEGR PJM has indirect investments in three generation facilities: (1) the Conemaugh Station (Conemaugh), a generating facility located near New Florence, Pennsylvania, (2) the Keystone Station (Keystone), a generating facility located in Plumcreek Township, Pennsylvania, and (3) the Shawville Station (Shawville), a generating facility located in Bradford Township, Pennsylvania. PSEGR PJM has three direct and six indirect wholly owned subsidiaries, as described below. PSEGR PJM’s sole assets and activities are in respect of the leveraged lease investments in certain coal-fired electric generating units located in Pennsylvania (with an aggregate capacity of 4,035 MW), as described below at 1.3.A.1(1)(i)(A)(i), 1.3.A.1(1)(ii)(A)(i) and 1.3.A.1(1)(iii)(A)(i).

1.3.A.1.(l)(i) PSEGR Conemaugh, LLC (“PSEGR Conemaugh”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSEGR Conemaugh has one direct and one indirect wholly owned subsidiary, as described below. PSEGR Conemaugh’s sole asset and activity are as a holding company for its direct and indirect subsidiary.

1.3.A.1.(l)(i)(A) PSEGR Conemaugh Generation, LLC (“Conemaugh Generation”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Conemaugh Generation has one direct wholly owned subsidiary, as described below. Conemaugh Generation’s sole asset and activity are as a holding company for its sole subsidiary.

1.3.A.1.(l)(i)(A)(i) Conemaugh Lessor Genco LLC (“Conemaugh Lessor”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Conemaugh Lessor holds title to a 16.45% undivided interest in the two-unit, 1,711 MW Conemaugh generating station located in New Florence, Pennsylvania and leases such interest to Reliant Energy Mid-Atlantic Power Holdings, LLC (“REMA”) (SEC File Number 333-51464) as part of a long-term leveraged lease transaction.48 A 1933 Act registration statement with respect to the publicly-offered lease debt relating to the subject transaction (initially filed on

46 See PEPCO Holdings, Inc., Holding Co. Act Release No. 27553 (July 24, 2002), App. A, fn. 36 (and prior orders cited therein).

47 Rule 58(b)(1)(i).

48 REMA also operates the Conemaugh station on behalf of its co-owners. Among the other co-owners are PECO Energy Company, with a 20.72% undivided interest, and PSEG Fossil (1.2.A), with a 22.50% undivided interest. The PECO Energy and PSEG Fossil undivided interests are not part of, and are otherwise unaffected by, the referenced leveraged lease investment transaction.

EXHIBIT G-7

December 8, 2000, File No. 333-51464) describes the subject lease transaction. The sole asset of Conemaugh Lessor is the subject leveraged lease transaction. Conemaugh Lessor is an EWG. FERC Docket EG00-184-000, 92 FERC ¶ 62,059 (2000).49

1.3.A.1.(l)(ii) PSEGR Keystone, LLC (“PSEGR Keystone”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSEGR Keystone has one direct, and one indirect wholly owned subsidiary, as described below. PSEGR Keystone’s sole asset and activity are as a holding company for its direct subsidiary and its indirect subsidiary.

1.3.A.1.(l)(ii)(A) PSEGR Keystone Generation, LLC (“Keystone Generation”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Keystone Generation has one direct wholly owned subsidiary, as described below. Keystone Generation’s sole asset and activity are as a holding company for its sole subsidiary.

1.3.A.1.(l)(ii)(A)(i) Keystone Lessor Genco LLC (“Keystone Lessor”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Keystone Lessor holds title to a 16.67% undivided interest in the two-unit, 1,711 MW Keystone generating station located in Plumcreek Township, Pennsylvania, and leases such interests to REMA as part of a long-term leveraged lease transaction. The debt portion of such transaction is encompassed within the registration statement referenced at 1.3.1(1)(i)(A)(i) above. The sole asset of Keystone Lessor is the subject leveraged lease transaction. Keystone Lessor is an EWG. FERC Docket EG00-182-000, 92 FERC ¶ 62,058 (2000).

1.3.A.1.(l)(iii) PSEGR Shawville, LLC (“PSEGR Shawville”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSEGR Shawville has one direct, and one indirect wholly owned subsidiary, as described below. PSEGR Shawville’s sole business is the ownership of its direct subsidiary and its indirect subsidiary.

1.3.A.1.(l)(iii)(A) PSEGR Shawville Generation, LLC (“Shawville Generation”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Shawville Generation has one direct wholly owned subsidiary, as described below. Shawville Generation’s sole business is to act as a holding company for its subsidiary.

1.3.A.1.(l)(iii)(A)(i) Shawville Lessor Genco LLC (“Shawville Lessor”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Shawville Lessor holds title to all (100%) of the four-unit, 613 MW Shawville generating station in Bradford Township, Pennsylvania and leases such interest to REMA as part of a long-term leveraged lease transaction. The debt portion of such transaction is encompassed within the registration statement referenced at 1.3.A.1(1)(i)(A)(i) above. The sole asset of the Shawville Lessor is the subject leveraged lease transaction. Shawville Lessor is an EWG. FERC Docket EG00-183-000, 92 FERC 62,057 (2000).50

1.3.A.1.(m) Noord Gas Trust 1999-D (“Noord D”), a Delaware business trust, has its principal executive office at 1100 North Market Street, Wilmington, DE 19890-0001. Noord D’s sole

49 This interest is retainable under the Lease Investment Orders.

50 Id.

EXHIBIT G-7

asset and activity is a leveraged lease investment in six gas distribution networks in the Netherlands.51

1.3.A.1.(o) GCN 2000-1 (“GCN 1”), a Delaware business trust, has its principal executive office at 1100 North Market Street, Wilmington, DE 19890-0001. GCN 1’s sole asset and activity is a leveraged lease investment in a gas distribution network in the Netherlands.52

1.3.A.1.(p) MK Plaza Trust (“MK Plaza Trust”), a Delaware business trust, has its principal executive office at 80 Park Plaza, T-22, Newark, New Jersey. MK Plaza Trust owns a commercial office complex in Boise, Idaho. Until recently, MK Plaza Trust’s involvement with the office complex was via a leveraged lease investment. Due to illiquidity problems faced by the lessee (caused primarily by the Chapter 11 reorganization of the lessee’s principal sub-tenant), the leveraged lease investment was restructured to eliminate the lessee so that MK Plaza Trust would lease directly to commercial tenants. Due to the restructuring transaction, MK Plaza Trust can no longer account for its investment as a leveraged lease under GAAP. MK Plaza Trust continues actively to seek long-term commercial tenants for all available space at the office complex.53

1.3.A.1.(q) WLM Retail Partnership is a general partnership in which PSRC is one of two general partners. WLM Retail’s principal executive office is at 80 Park Plaza, Newark, New Jersey 07102. Over the last three fiscal years, PSRC’s partnership interest has entitled it to receive a percentage of all cash to be distributed by WLM Retail in excess of debt service requirements. WLM’s sole asset and activity is a leveraged lease investment in thirty retail stores through the United States.54

1.3.A.2. Nesbitt Asset Recovery LLC (“Nesbitt”), a Delaware limited liability company with various series contained within it, has its principal executive offices at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801. Nesbitt has three direct and two indirect wholly owned subsidiaries, as described below. The purpose of Nesbitt is to maximize the recovery of PSEG Resources (1.3.A) in respect of PSEG Resources’ direct and indirect interests in assets which are leased to third parties where (1) PSEG Resources has determined that there is a significant possibility that a lessee may default and/or a lease may be terminated early and/or the leased asset may be returned by the lessee and/or there may be a dispute concerning return conditions, renewal rents or purchase option prices and (2) PSEG Resources will either (A) contribute and/or sell interests in the affected assets and operative documents to Nesbitt, or (B) cause Nesbitt to enter into asset management or asset remarketing agreements with respect to leveraged lease and limited partnership assets held by PSEG Resources or its affiliates. Nesbitt performs its recovery maximization activities only for its affiliates and not third parties. At present, Nesbitt’s assets and activities are in respect of long-term leveraged lease investments in certain coal-fired electric

51 Id.

52 Id.

53 Applicants undertake to divest ownership of the referenced office complex within five years of the date of the order in this matter or make a filing with the Commission prior to the expiration of three years from the date of the order explaining why it should be permitted under the 1935 Act to retain its interest in the office complex. This approach was taken in recent matters, including PEPCO Holdings, Inc., Holding Co. Act Release No. 27553 (July 24, 2002), and Exelon Corp., Holding Co. Act Release No. 27256 (Oct. 19, 2000).

54 This interest is retainable under the Lease Investment Orders.

EXHIBIT G-7

generating units located in Illinois (with an aggregate capacity of approximately 2,582 MW) described below.

1.3.A.2(a) Nesbit Asset Recovery, Series P-1 (“Series P-1”) (formerly named Powerton Trust I), a Delaware business trust, has its principal executive office at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801. Series P-1 is an EWG. FERC Docket EG00-164-000, 92 FERC 62,049 (2000). Series P-1 holds title to a 63.6% undivided interest in the two-unit 1.538 MW Powerton generating station located in Pekin, Illinois and leases such interest to Midwest Generation LLC (SEC File No. 333-59348) as part of a long-term leveraged lease financing transaction. A 1933 Act registration statement with respect to the publicly-offered lease debt relating to the subject transaction (initially filed on April 20, 2001, File No. 333-59348) describes the subject lease transaction. The sole asset of Series P-1 is the subject leveraged investment.55

1.3.A.2(b) Nesbitt Asset Recovery, Series J-1 (“Series J-1”) (formerly named Joliet Trust I), a Delaware business trust, has its principal place of business at 1300 North Market Street, Suite 400, Wilmington, Delaware 19801. Series J-1 is an EWG. FERC Docket EG00-160-000, 92 FERC 62,053 (2000). Series J-1 holds title to a 63.6% undivided interest in two units (Units 7 and 8, aggregating 1,044 MW) at the three-unit, 1,358 MW Joliet power station located in Joliet, Illinois and leases such interest to Midwest Generation LLC as part of a long-term leveraged lease finance transaction. The publicly owned leveraged lease debt relating to the subject transaction was offered pursuant to the registration statement referenced in 1.3.A.2(a) above.56

1.3.A.2.(c) PSEGR Midwest, LLC (“PSEGR Midwest”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. PSEGR Midwest is inactive and has two direct wholly owned subsidiaries, as described below.

1.3.A.2.(c)(i) Powerton Generation I, LLC (“Powerton Generation”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Powerton Generation is inactive.

1.3.A.2.(c)(ii) Joliet Generation I, LLC (“Joliet Generation”), a Delaware limited liability company, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Joliet Generation is inactive.

1.3.A.3 Noord Gas Trust 1999-A (“Noord A”), a Delaware business trust, has its principal executive office at 1100 North Market Street, Wilmington, Delaware 19890-0001. Noord A’s sole asset and activity is a leveraged lease investment in a gas distribution networks in the Netherlands.57

1.3.A.4 Noord Gas Trust 1999-B (“Noord B”), a Delaware business trust, has its principal executive office at 1100 North Market Street, Wilmington, Delaware 19890-0001. Noord B’s

55 Id.

56 Id.

57 Id.

EXHIBIT G-7

sole asset and activity is a leveraged lease investment in eight gas distribution networks in the Netherlands.58

1.3.A.5 Noord Gas Trust 1999-C (“Noord C”), a Delaware business trust, has its principal executive office at 1100 North Market Street, Wilmington, Delaware 19890-0001. Noord C’s sole asset and activity is a leveraged lease investment in a gas distribution networks in the Netherlands.59

1.3.A.6 Langerlo Statutory Trust 1999 (“Langerlo”), a Connecticut statutory trust, has its principal executive office at One Federal Street, Boston, Massachusetts 02110. Langerlo’s sole asset and activity is a leveraged lease investment in a power station in Belgium consisting of a coal-fired unit and a gas-fired combined cycle unit.60

1.3.A.7 Linz District Heating Statutory Trust (“Linz”), a Delaware business trust, has its principal executive office at 1100 North Market Street, Wilmington, Delaware 19890-0001. Linz’s sole asset and activity is a leveraged lease investment in a district heating network in Austria.61

1.3.A.8 REMU Electricity Trust No. 1 (“REMU”), has its principal executive office at 1100 North Market Street, Wilmington, DE 19890-0001. REMU’s sole asset and activity is a leveraged lease investment in an electric distribution network in the Netherlands.62

1.3.A.9 ESG Electricity Network Trust (“ESG”), a Delaware business trust, has its principal executive office at 1100 North Market Street, Wilmington, Delaware 19890-0001. ESG’s sole asset and activity is a leveraged lease investment in an electric distribution network in Austria.63

1.3.B. PSEG Global L.L.C. (“PSEG Global”), a New Jersey limited liability company, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102.64 Through its subsidiaries, Global participates in the development and operation of projects in the generation and distribution of energy, which includes cogeneration and other power-production facilities and electric distribution companies. Some of the generation facilities are domestic facilities designated as “qualifying facilities” (“QFs”) under the Public Utility Regulatory Policies Act of 1978, as amended. Also, the owners of some of the remaining facilities are “foreign utility companies” (“FUCOs”) while some are EWGs. Global is a wholly owned subsidiary of PSEG Energy Holdings. As of December 31, 2004, PSEG Global comprised approximately 14% of PSEG’s assets. PSEG Global’s 2004 revenues were approximately 8% of PSEG’s revenues and

58 Id.

59 Id.

60 Id.

61 Id.

62 Id.

63 Id.

64 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

EXHIBIT G-7

PSEG Global’s 2004 earnings available to PSEG were $69 million. PSEG Global has five direct wholly owned subsidiaries as well as many indirect subsidiaries that include limited and general partnership interests as discussed below.

1.3.B.1. PSEG Baja Inc. a Delaware corporation, with its registered office at 300 Delaware Avenue, Suite 1232, Wilmington, Delaware 19801, is inactive.

1.3.B.2. PSEG Global USA L.L.C. (“PSEG Global USA”), a New Jersey limited liability company with its registered office at 80 Park Plaza, Newark, New Jersey 07102, has direct and indirect subsidiaries including limited and general partnership interests as described below.65

1.3.B.2.(a) CEMAS Corporation, a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive.66

1.3.B.2.(b) PSEG Sviluppo S.r.L., an Italian company, with its registered office at Corso of Porta Vigentina 35, 20122 Milan, Italy, was formed for the purpose of asset management in Italy. PSEG Sviluppo S.r.L is owned 98% by Global USA and 2% by PSEG International L.L.C. Dissolution proceedings were started January 1, 2003 and are currently ongoing.

1.3.B.2.(c) National Energy Partners, a Delaware general partnership, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, owns 100% of GWF Power Systems Company, Inc. 67 Global USA is a 50% general partner in National Energy Partners. National Energy Partners has the following, direct and indirect subsidiaries as described below.

1.3.B.2.(c)(i) GWF Power Systems Company, Inc. (“GWFPSC”), a California corporation, with principal executive offices at 4300 Railroad Avenue, Pittsburg, California 94565, which has the following direct and indirect wholly owned and partially owned subsidiaries as described below.68

1.3.B.2.(c)(i)(A) GWF Bay Area, Inc., a California corporation, with principal executive offices at 4300 Railroad Avenue, Pittsburg, California 94565, is a 2% managing general partner of GWF Power Systems, L.P. (“GWFLP”).69 GWF Bay Area, Inc. is an indirect 50% owned subsidiary of Global USA.

1.3.B.2.(c)(i)(A)(i) GWF Power Systems, L.P. (“GWFLP”), a Delaware limited partnership, with principal executive offices at 4300 Railroad Avenue, Pittsburg, California 94565, owns and operates five petroleum-coke fired small-power production QFs in Contra Costa County, California.70 Global USA directly owns a 48.5%, limited partnership interest in GWFLP. In

65 Id.

66 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

67 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

68 Id.

69 Id.

70 See Rule 58(b)(1)(viii).

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addition, PSEG Bay Area Inc., as described below, owns a 0.5%, general partnership interest, and GWF Bay Area, Inc., owns a 2% general-partnership interest, in GWFLP.

1.3.B.2.(c)(i)(B) GWF Hanford, Inc., a California corporation, with principal executive offices at 4300 Railroad Avenue, Pittsburg, California 94565, which is a 2% managing general partner of Hanford, L.P. (“HLP”).71 GWF Hanford, Inc. is an indirect 50% owned subsidiary of Global USA.

1.3.B.2.(c)(i)(B)(i) Hanford, L.P. (“HLP”), a Delaware limited partnership, with principal executive offices at 4300 Railroad Avenue, Pittsburg, California 94565, is the owner of a petroleum coke fired small-power production QF in Hanford, California.72 Global USA directly owns a 48.5% limited partnership interest in HLP. PSEG Hanford Inc. owns a 0.5%, general partnership interest in HLP, and GWF Hanford, Inc. owns a 2%, general partnership interest in HLP.

1.3.B.2.(d) PSEG Asia Inc., a Delaware corporation, with its registered offices at 1209 Orange Street, Wilmington, Delaware 19801, is inactive. PSEG Asia Inc. has one direct wholly owned subsidiary, as described below.

1.3.B.2.(d)(i) PSEG Asia Ltd., a Bermuda limited liability company, with principal executive offices at Clarendon House, 2 Church Street, Hamilton, Bermuda is inactive.

1.3.B.2.(e) PSEG Conemaugh Management Inc., a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, is a 0.5% general partner in Pennsylvania Renewable Resources, Associates.73

1.3.B.2.(e)(i) Pennsylvania Renewable Resources, Associates (“PRRA”), a Pennsylvania limited partnership, with principal executive offices at 1370 Avenue of the Americas, Suite 3300, New York, New York 10019, owns a hydroelectric QF in Saltsburg, Pennsylvania.74 PSEG Mount Carmel Inc., as described below, is a 49.5% limited partner in PRRA.

1.3.B.2.(f) PSEG GWF Inc., a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, which has the following direct wholly owned subsidiaries as described below.75

1.3.B.2.(f)(i) PSEG Bay Area Inc., a Delaware corporation, with principal executive offices at 4300 Railroad Avenue, Pittsburg, California 94565, is a 0.5% general partner in GWFLP, which

71 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

72 See Rule 58(b)(1(viii).

73 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

74 See Rule 58(b)(1)(viii).

75 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

EXHIBIT G-7

is the owner and operator of five petroleum coke-fired small-power production facilities in Contra Costa County, California.76 All five facilities are QFs.

1.3.B.2.(f)(ii) PSEG Hanford Inc, a Delaware corporation, with principal executive offices at 4300 Railroad Avenue, Pittsburg, California 94565, is a 0.5% general partner in HLP, which is the owner of a petroleum coke-fired small-power production QF in Hanford, California.77

1.3.B.2.(g) PSEG Hawaiian Investment Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, owns a 48.49%, limited-partnership interest in Kalaeloa Investment Partners, L.P., a Delaware limited partnership.78

1.3.B.2.(h) PSEG Hawaiian Management Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is a 1% general partner in Kalaeloa Investment Partners, LP 79

1.3.B.2.(h)(i) Kalaeloa Investment Partners, LP (“KIPLP”), a Delaware limited partnership, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, owns a 99% limited-partnership interest in Kalaeloa Partners, L.P.80

1.3.B.2.(h)(i)(A) Kalaeloa Partners, L.P. (“KPLP”), a Delaware limited partnership, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, owns a heavy oil-fired cogeneration QF on the Island of Oahu in Hawaii. KPLP is an EWG.

1.3.B.2.(i) TPS Holdings II, Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive. TPS Holdings II, Inc. has the following direct wholly owned subsidiary, as described below.

1.3.B.2.(i)(a) TPS Holdings III, Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive.

1.3.B.2.(j) PSEG India Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, holds one share of PSEG India Private Limited (“PIPL”).81

1.3.B.2.(k) PSEG India Private Limited (“PIPL”), an Indian company, with its registered office at No. 81 Murugesa Naicker Office Complex, Greams Road, Chennai, 600 006, India, was formed for the purpose of developing power-production facilities in India.82 PIPL is inactive.

76 Id.

77 Id.

78 See, e.g., Black Hills Corporation, supra (authorizing retention of intermediate entities holding interests in EWGs).

79 Id.

80 Id.

81 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

82 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

EXHIBIT G-7

Global USA owns all but one share of PIPL. The remaining one (1) share is owned by PSEG India Inc.

1.3.B.2.(l) PSEG International Services Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, provides management operations and maintenance personnel to some of the international subsidiaries of Global USA.83

1.3.B.2.(m) PSEG Kalaeloa Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of acquiring a 1%, general-partnership interest in KPLP, a Delaware limited partnership.84 The remaining 99%, limited-partnership interest is owned by KIPLP.

1.3.B.2.(n) PSEG Leasing Inc., a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, is a 50% general partner in National Energy Leasing Partners.85

1.3.B.2.(n)(i) National Energy Leasing Partners, a Delaware partnership, with its registered offices at One Riverchase Parkway South, Birmingham, Alabama 35244, is inactive.

1.3.B.2.(o) PSEG Mount Carmel Inc., a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, is a 49.5% limited partner in PRRA.86 PSEG Conemaugh Management Inc. owns a 0.5%, general-partnership interest in PRRA, resulting in a 50%, indirect ownership by Global USA.

1.3.B.2.(p) PSEG New Hampshire Inc., a New Hampshire corporation, with principal executive offices at 9 Capital Street, Concord, New Hampshire,87 is a co-managing 40% general-partner in Bridgewater Power Company, L.P.

1.3.B.2.(p)(i) Bridgewater Power Company, L.P., a New Hampshire limited partnership, with principal executive offices at Route 3, Bridgewater, New Hampshire 03222, owns a biomass-fired small power-production QF in Bridgewater, New Hampshire.88

1.3.B.2.(q) PSEG Project Services Inc., a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, provides engineering procurement

83 Id.

84 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

85 Id.

86 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

87 Id.

88 See Rule 58(b)(1)(viii).

EXHIBIT G-7

construction and management services and owns a 50%, general-partnership interest in each of the following two limited partnerships, as described below.89

1.3.B.2.(q)(i) National Energy Constructors, a Delaware general partnership, with principal executive offices at One Riverchase Parkway South, Birmingham, Alabama 35244, has constructed five petroleum coke-fired small power-production QFs owned and operated by GWFLP and a petroleum coke-fired small power-production QF owned by HLP.90

1.3.B.2.(q)(ii) Tracy Operators, a California general partnership, with principal executive offices at 14800 West Schulte Road, Tracy, California 95376, operates and maintains a biomass-fired small power-production QF in Tracy, California in which PSEG Tracy L.L.C., has an ownership interest as described below.91

1.3.B.2.(r) PSEG Tracy L.L.C., a New Jersey limited liability company, with its registered office at 80 Park Plaza, T-20, Newark, New Jersey, 07102, is a 34.5% general partner in Thermal Energy Development Partnership, L.P.92

1.3.B.2.(r)(i) Thermal Energy Development Partnership, L.P., a Delaware limited partnership with its registered office at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, owns a biomass-fired small power-production QF in Tracy, California.93

1.3.B.2.(s) PSEG U.S. Services Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive.

1.3.B.2.(t) PSEG International L.L.C., a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, has the following direct and indirect wholly owned and partially owned subsidiaries, as described below.94

1.3.B.2.(t)(i) PSEG Americas Services Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, provides management operations and maintenance personnel to some of the international subsidiaries of Global USA.95

89Black Hill Corporation, Holding Co. Act Release No. 27933 (Dec. 29, 2004) (authorizing retention of nonutility subsidiary engaged in development of non-utility generating projects).

90 Id.

91 See Rule 58(b)(1)(viii).

92 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

93 See Rule 58(b)(1)(viii).

94 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

95 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

EXHIBIT G-7

1.3.B.2.(t)(ii) PSEG Millbank Inc., formerly PSEG Middle East Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive and has the following two direct wholly owned subsidiaries, as described below.

1.3.B.2.(t)(ii)(A) PSEG Global Power Holdings Ltd., a Bermuda limited liability company, with principal offices at Clarendon House, 2 Church Street, Hamilton HMCX HM11, Bermuda, is inactive.

1.3.B.2.(t)(ii)(B) PSEG UK Services Limited, a United Kingdom company, with its registered office at 100 New Bridge Street, London EC4V 6JA, United Kingdom, was formed for the purpose of providing employment services.96

1.3.B.2.(t)(iii) PSEG (Bermuda) Holdings II Ltd. (“Bermuda Holdings II”), a Bermuda limited liability company, with principal, executive offices at Clarendon House, 2 Church Street, Hamilton, Bermuda, has the following direct subsidiary, as described below.

1.3.B.2.(t)(iii)(A) PSEG Bhilai Energy Company Ltd. (“BHILAI”), a Mauritius company, with its registered office at 608 St. James Court, St. Denis Street, Port Louis, Mauritius, is a direct wholly owned subsidiary of Bermuda Holdings II. BHILAI is inactive.

1.3.B.2.(t)(iv)PSEG Americas L.L.C., a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, has the following direct and indirect wholly owned and partially owned subsidiaries, and owns a 0.01% interest in PSEG Americas Operating Company as described below.97

1.3.B.2.(t)(iv)(A) La Plata I, Inc. (“La Plata I”), a Delaware corporation, with its registered office at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, is a direct and wholly owned subsidiary of PSEG Americas L.L.C. La Plata I is inactive.

1.3.B.2.(t)(iv)(B) TPS Holdings, Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington Delaware 19801, owns a 49.5% limited partnership interest in Texas Independent Energy, L.P. (“TIELP”). TPS Holdings, Inc. is a direct and wholly owned subsidiary of PSEG Americas L.L.C. and has the following direct subsidiary, as described below:

1.3.B.2.(t)(iv)(B)(i) TPS General Partner LLC (“TPS GP”), a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, owns a 0.5% general partnership interest in TIELP.

1.3.B.2.(t)(iv)(B) PSEG Texgen Holdings Inc. (“Texgen”), a Delaware corporation, with its registered office at 300 Delaware Avenue, Suite 1232, Wilmington, Delaware 19801, was formed for the purpose of future investments in Texas. Texgen has the following direct and indirect subsidiaries, as described below.98

98 Id.

99 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

100 See Black Hills, supra (permitting retention on intermediate entities holding interests in non-utility companies).

EXHIBIT G-7

1.3.B.2.(t)(iv)(B)(i) PSEG Texgen I Inc. (“Texgen I”), a Delaware corporation, with its registered office at 300 Delaware Avenue, Suite 1232, Wilmington, Delaware 19801, owns a 0.5% interest in Texas Independent Energy, L.P. (“TIELP”).99

1.3.B.2.(t)(iv)(B)(ii) PSEG Texgen II Inc. (“Texgen II”), a Delaware corporation, with its registered office at 300 Delaware Avenue, Suite 1232, Wilmington, Delaware 19801, owns a 49.5% interest in TIELP.100

1.3.B.2.(t)(iv)(B)(ii)(a) Texas Independent Energy, L.P. (“TIELP”), a Delaware limited partnership, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of investing in power-generating facilities in Texas. Texgen I and Texgen II, respectively, own a 0.5% general partnership interest and a 49.25% limited partnership interest in TIELP. TPS GP and TPS Holdings, Inc., respectively, own the remaining 0.5% general partnership interest and 49.5% limited partnership interest in TIELP. TIELP has the following subsidiaries.101

1.3.B.2.(t)(iv)(B)(ii)(a)(i) Guadalupe Power I, LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is a wholly owned subsidiary of TIELP and owns a 1% general-partnership interest in Guadalupe Power Partners, LP, as described below.102

1.3.B.2.(t)(iv)(B)(ii)(a)(ii) Guadalupe Power II, LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is a wholly owned subsidiary of TIELP and owns a 99%, limited-partnership interest in GPP, as described below.103

1.3.B.2.(t)(iv)(B)(ii)(a)(ii)(a) Guadalupe Power Partners, LP (“GPP”), a Delaware limited partnership with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, owns a natural gas-fired power-generating facility in Guadalupe County, Texas. GPP is an EWG.

1.3.B.2.(t)(iv)(B)(ii)(a)(iii) Odessa-Ector Power I, LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is a wholly owned subsidiary of TIELP and owns a 1% general-partnership interest in Odessa-Ector Power Partners, LP(“OEPP”) and Odessa-Ector Power Partners Services, L.P. (“OEPPS”), as described below.104

1.3.B.2.(t)(iv)(B)(ii)(a)(iv) Odessa-Ector Power II, LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is a wholly owned subsidiary of TIELP and owns a 99% limited-partnership interest in OEPP and OEPPS, as described below.105

99 Id.

100 Id.

101 Id.

102 Id.

103 Id.

104 Id.

105 Id.

EXHIBIT G-7

1.3.B.2.(t)(iv)(B)(ii)(a)(iv)(a) Odessa-Ector Power Partners, L.P. (“OEPP”), a Delaware limited partnership, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, owns a natural gas-fired power-generating facility in Ector County, Texas. OEPP is an EWG.

1.3.B.2.(t)(iv)(B)(ii)(a)(iv)(b) Odessa-Ector Power Partners Services, L.P. (“OEPPS”), a Delaware limited partnership, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of holding an interest in a 12.5 mile interconnection to a natural-gas transportation pipeline, located in Ector County, Texas. OEPP is currently the only entity transporting natural gas over these facilities.106

1.3.B.2.(t)(iv)(B)(ii)(a)(v) Texas Independent Energy Operating Company, LLC (“TIE”), a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is a wholly owned subsidiary of TIELP and was formed to operate and maintain the eligible power-generating facility owned by each of GPP and OEPP.107 TIE is an EWG.

1.3.B.2.(t)(iv)(B)(iii) PSEG Preferred Partner L.L.C., a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of developing power-generating facilities in Texas.108

1.3.B.2.(t)(iv)(C) PSEG Global Funding II LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, directly owns PSEG Global Funding Corp.109

1.3.B.2.(t)(iv)(C)(i) PSEG Global Funding Corp., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, wholly owns PSEG Global Funding III Company. In addition, PSEG Global Funding Corp. has an 80% interest in Asociacion o Cuentas en Participacion (“CEP”), as described below.110

106 See Black Hills, supra, see also American Electric Power Co., Inc., Holding Co. Act Release No. 27842 (April 30, 2004) (authorizing investment in defined “energy-related assets” including oil and natural gas production, gathering, processing, storage and transportation facilities and equipment, liquid oil reserves and storage facilities, and associate facilities that will be incidental to and assist applicants and their affiliates in connection with marketing, brokering and trading activities), and Central and South West Corporation¸ Holding Co. Act Release No. 25385 (Sept. 26, 1991) (authorizing acquisition of gas pipeline that would, among other things, serve needs of system generation).

107 See Rule 58(b)(1)(vii).

108 Black Hill Corporation, Holding Co. Act Release No. 27933 (Dec. 29, 2004) (authorizing retention of nonutility subsidiary engaged in development of non-utility generating projects).

109 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

110 Id.

EXHIBIT G-7

1.3.B.2.(t)(iv)(C)(i)(a) PSEG Global Funding III Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has interests in the following entities.111

1.3.B.2.(t)(iv)(C)(i)(a)(i) Asociacion o Cuentas en Participacion (“CEP”) is a contractual arrangement through which PSEG Global Funding Corp. and PSEG Global Funding III Company have an 80% and a 20% interest, respectively, in the profits and losses of CEP.112 CEP was formed for the purpose of making investments in South America, and by such contractual arrangement has beneficial ownership in the following two entities.

1.3.B.2.(t)(iv)(C)(i)(a)(i)(a) PSEG Finance Company, a Cayman Islands company, has its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies. PSEG Finance Company is wholly owned by PSEG Global Funding III Company.113

1.3.B.2.(t)(iv)(C)(i)(a)(i)(b) PSEG Peru S.R.L., a Peruvian limited liability company, with its registered office at Victor Andres Belaunde 147, Via Principal 155, Edificio Centro Empresarial Camino Real, Oficina 1201, San Isidro, Peru, is 99.97% owned by PSEG Global Funding III Company and 0.03% owned by PSEG Finance Company.114

1.3.B.2.(t)(iv)(D) PSEG Global Management Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of providing energy-related services.115

1.3.B.2.(t)(iv)(E) Sempra Energy International Chile Holdings I B.V., a Dutch company, with its registered office at Olympic Plaza, Fred. Roeskestraat 123, Amsterdam, 1076 EE, The Netherlands, was formed for the purpose of investing in Latin America. PSEG Americas L.L.C. owns 0.10810% of Sempra Energy International Chile Holdings I B.V.116

1.3.B.2.(t)(v) PSEG China Holdings Ltd., formerly PSEG Gongyi Power Ltd., a Bermuda limited liability company, with principal offices at Clarendon House, 2 Church Street, Hamilton, Bermuda, is inactive.

1.3.B.2.(t)(vi) PSEG Philippine Holdings LLC (“PPHLLC”), a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, has one direct 27.67% owned subsidiary and seventeen indirect partially owned subsidiaries, as described below. Through its subsidiaries, PPHLLC owns certain interests in the Philippines. PPHLLC was formed in 1997 for the purpose of jointly developing a generation facility in the Philippines with F & J Prince Corporation, a Philippines company (“F & J Prince”). PPHLLC and F & J

111 Id.

112 Id.

113 Id.

114 Id.

115 Id.

116 Id.

EXHIBIT G-7

Prince jointly own Magellan Capital Holdings Corporation (“MCHC”), which proposed to develop the generation facility. Since that time, however, MCHC has deferred the proposed project pending more favorable market conditions. In connection with the proposed project, MCHC’s subsidiaries acquired a site in the Philippines as well as office space in Makati City, Philippines. PPHLLC does not exercise control, however, over either MCHC or F & J Prince. With the exception of certain de minimis limestone mining claims in the Philippines, PPHLLC and its subsidiaries own no other assets.117

1.3.B.2.(t)(vi)(A) Magellan Capital Holdings Corporation (“MCHC”), a Philippine company, with executives offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, was formed for the purpose of investing in power facilities in the Philippines and, through its subsidiaries, owns office space in Makati City, Philippines. 118 MCHC is 27.67% owned by PPHLLC and 67% owned by F & J Prince Holdings Corporation, a nonassociate company, and has the following, direct and indirect, wholly owned and partially owned subsidiaries:119

1.3.B.2.(t)(vi)(A)(i) Magellan Utilities Development Corporation (“MUDC”), a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, was formed for the purpose of investing in a power facility in the Philippines. MUDC is 43% owned by MCHC.120

1.3.B.2.(t)(vi)(A)(i)(a) Pinamucan Power Corporation, a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, is inactive. MUDC wholly owns Pinamucan Power Corporation.

1.3.B.2.(t)(vi)(A)(i)(a)(i) Magellan Power Partnership, a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, is inactive. Pinamucan Power Corporation owns 75% of Magellan Power Partnership. MCHC owns 25% of Magellan Power Partnership.

1.3.B.2.(t)(vi)(A)(ii) Batangas Agro-Industrial Development Corporation (“BAIDC”), a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, owns certain real property in combination with its subsidiaries, which real property was acquired to furnish a site for the generating facility that MUDC proposed to construct. BAIDC owns various subsidiaries, which hold title to part of the land intended for the MUDC project.121 MCHC wholly owns BAIDC.

1.3.B.2.(t)(vi)(A)(ii)(a) Fruits of the East, Inc., a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, owns a portion of

117	Id..

118	Id.

119	Id..

120	Id..

121 New Century Energies, Inc., Holding Co. Act Release No. 27212 (Aug. 16, 2000) (permitting retention of interested in real property in connection with generating facilities).

EXHIBIT G-7

the real property that was acquired to furnish a site for the proposed generation facility, but is otherwise inactive.122 BAIDC owns 99.75% of Fruits of the East, Inc.

1.3.B.2.(t)(vi)(A)(ii)(b) King Leader Philippines, Inc., with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, owns a portion of the real property that was acquired to furnish a site for the proposed generation facility, but is otherwise inactive. BAIDC wholly owns King Leader Philippines. 123

1.3.B.2.(t)(vi)(A)(ii)(c) Hometel Integrated Management Corporation, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, owns a portion of the real property that was acquired to furnish a site for the proposed generation facility, but is otherwise inactive. BAIDC owns 99.918% of Hometel Integrated Management Corporation.124

1.3.B.2.(t)(vi)(A)(ii)(d) Samar Commodities Trading, Inc., with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, owns a portion of the real property that was acquired to furnish a site for the proposed generation facility, but is otherwise inactive. Samar Commodities Trading, Inc. is 99.99% owned by BAIDC.125

1.3.B.2.(t)(vi)(A)(ii)(e) Tropical Aqua Resources, Inc., with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, owns a portion of the real property that was acquired to furnish a site for the proposed generation facility, but is otherwise inactive. BAIDC owns 99.999% of Tropical Aqua Resources, Inc.126

1.3.B.2.(t)(vi)(A)(ii)(f) United Philippine Oil Trading, Inc., with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, owns a portion of the real property that was acquired to furnish a site for the proposed generation facility, but is otherwise inactive. BAIDC owns 99.999% of United Philippine Oil Trading, Inc.127

1.3.B.2.(t)(vi)(A)(iii) Pinamucan Industrial Estates, Inc., a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, owns a portfolio of bond and money market investments. Pinamucan Industrial Estates, Inc. owns a 10.006% interest in F & J Prince, but is otherwise inactive. MCHC owns 99.9% of Pinamucan Industrial Estates, Inc.

1.3.B.2.(t)(vi)(A)(iv) F & J Prince Holdings Corporation (“F & J Prince”), a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, is a publicly traded holding company that is listed on the Philippine Stock Exchange.

122	Id.

123 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

124 New Century Energies, Inc., Holding Co. Act Release No. 27212 (Aug. 16, 2000) (permitting retention of interested in real property in connection with generating facilities).

125	Id.

126	Id.

127	Id.

EXHIBIT G-7

Other than its interest in MCHC and in Pointwest Technologies Corporation, described below, F & J Prince owns no assets. F & J Prince owns 67% of MCHC, and is 9.85% owned by MCHC and 10.006% owned by Pinamucan Industrial Estates, Inc. 128

1.3.B.2.(t)(vi)(A)(iv)(a) Pointwest Technologies Corporation, a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, was formed to engage in the business of developing, designing and marketing information technology systems. Pointwest Technologies Corporation offers outsourcing information technology services from the Philippines. F & J Prince Holdings Corporation owns 23.69% of Pointwest Technologies Corporation.

1.3.B.2.(t)(vi)(A)(v) Malabrigo Corporation, a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, was formed for the purpose of operating coal mines and holding mineral and water rights. MCHC owns 99.8% of Malabrigo Corporation.

1.3.B.2.(t)(vi)(A)(vi) Magellan Capital Corporation, a Philippines company, with executive offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, is inactive. MCHC owns 99.998% of Magellan Capital Corporation.

1.3.B.2.(t)(vi)(A)(vii) Magellan Capital Realty Development Corporation, a Philippines company, with offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, is inactive. MCHC owns 99.998% of Magellan Capital Realty Development Corporation.

1.3.B.2.(t)(vi)(A)(viii) Magellan Capital Trading Corporation, a Philippines company, with offices at 5/F Citibank Center, 8741 Paseo de Roxas, Makati City, 1226 Philippines, is inactive. MCHC owns 99.998% of Magellan Capital Trading Corporation.

1.3.B.2.(t)(vii) PSEG Pontianak (L) Ltd., a Malaysian company, with its registered office at Level 1, Lot 7, Block F, Saguking Commercial Building, 87000 Jalan Patau-Patau, Labuan F.T., Malaysia, has one direct 93.75% owned subsidiary, as described below.

1.3.B.2.(t)(viii)(A) PT Pontianak Power, an Indonesian company, with principal executive offices at JI. Dr. Saharjo 52 Jakarta, 12970 Indonesia, is inactive.

1.3.B.2.(t)(viii) PSEG Zhou Kou Power Ltd., a Bermuda limited liability company, with principal executive offices at Clarendon House, 2 Church Street, Hamilton, Bermuda, is inactive.

1.3.B.2.(t)(ix) PSEG Rades Services Inc. (“Rades”), a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of providing management services for projects in Tunisia. Rades is inactive.

1.3.B.2.(t)(x)PSEG Elcho Services Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of providing management services for projects in Chorzow, Poland.129

128 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

EXHIBIT G-7

1.3.B.2.(t)(xi) PSEG Europe Ltd., a United Kingdom company, with its registered office at 100 New Bridge Street, EC4V 6JA, United Kingdom, was formed for the purpose of managing development activities in Europe and the Middle East. 130 PSEG Europe Ltd. has the following wholly owned subsidiaries.

1.3.B.2.(t)(xi)(A) PSEG Technical Services Ltd., a United Kingdom company, with its registered office at 100 New Bridge Street, EC4V 6JA, United Kingdom, was formed for the purpose of providing technical services to power facilities in Poland. 131 PSEG Technical Services Ltd. is inactive.

1.3.B.2.(t)(xi)(B) PSEG Offshore Operations Ltd., a United Kingdom company, with its registered office at 100 New Bridge Street, EC4V 6JA, United Kingdom. PSEG Offshore Operations Ltd. is inactive.

1.3.B.2.(t)(xi)(C) PSEG Operations Tunisia Ltd., a United Kingdom company, with its registered office at 100 New Bridge Street, EC4V 6JA, United Kingdom, is inactive.

1.3.B.2.(t)(xii) PSEG Operaciones I Company, a Cayman Islands company with its registered office at Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making investments in South America. 132

1.3.B.2.(t)(xiii) PSEG Operaciones II Company, a Cayman Islands company, with its registered office at Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making investments in South America. 133

1.3.B.2.(t)(xiii)(A) Asociacion o Cuentas en Participacion (“CEPII”) is a contractual arrangement through which PSEG Operaciones II Company has an 80% interest, and PSEG Operaciones I Company has a 20% interest, in the profits and losses of CEPII. 134 CEPII was formed for the purpose of making investments in South America, and by such contractual arrangement has beneficial ownership in the following two entities.

1.3.B.2.(t)(xiii)(A)(i) PSEG Cuenta Finance Company, formerly Andina Mendoza I Company, a Cayman Islands company, with its registered office at Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making investments in South America. 135

129 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

130	Id.

131	Id.

132	Id.

133	Id.

134	Id.

135	Id.

EXHIBIT G-7

1.3.B.2.(t)(xiii)(A)(ii) PSEG Generacion y Energia Chile Limitada, a Chilean limited liability company, was formed for the purpose of making investments in Latin America. PSEG Generacion y Energia Chile Limitada owns an electric-generating station in Chile, and is an EWG.

1.3.B.2.(t)(xiii)(B) PSEG Chile Company, a Cayman Islands company, with its registered office at Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making investments in South America. 136 PSEG Chile Company is wholly owned by PSEG Operaciones I Company.

1.3.B.2.(t)(xiv) North Bay Power LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive.137

1.3.B.2.(t)(xv) PSEG Henrietta Turbine Inc., formerly PSEG Mexico Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive.

1.3.B.2.(t)(xvi) PSEG California Corp., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of investing in North America. PSEG California Corp. has the following 50% owned subsidiary, as described below.138

1.3.B.2.(t)(xvi)(A) GWF Energy LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, owns three natural gas-fired peaker facilities in California. GWF Energy LLC is an EWG. 139

1.3.B.2.(t)(xvii) PSEG California II Corp., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of investing in North America. 140 PSEG California II Corp. owns a 10% interest in GWF Energy LLC.

1.3.B.2.(t)(xviii) PSEG California III Corp., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive.

1.3.B.2.(t)(xix) PSEG Tracy Turbine Inc., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive.

136	Id.

137 See Black Hill Corporation, Holding Co. Act Release No. 27933 (Dec. 29, 2004) (authorizing retention of nonutility subsidiary engaged in development of non-utility generating projects); and New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

138 Black Hill Corporation, Holding Co. Act Release No. 27933 (Dec. 29, 2004) (authorizing retention of nonutility subsidiary engaged in development of non-utility generating projects).

139	Id.

140	Id.

EXHIBIT G-7

1.3.B.2.(u) PSEG Chilquinta Finance LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is a holding company that has the following 50% owned subsidiary. 141

1.3.B.2.(u)(i) Chilquinta Energia Finance Co. LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware, 19801, was formed for the purpose of operating and investing in various projects in Latin America.142

1.3.B.2.(v) PSEG Polska Sp. z o.o. w likwidacji, a Polish company, with its registered office at ul. Emilii Plater 53, 18 Pietro, Warsaw, Poland 00-113, was formed for the purpose of managing investments in Poland, and is currently being liquidated.

1.3.B.3. PSEG Global International Holdings LLC (“PGIHLLC”), a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of serving as a holding company for various international investments.143 PGIHLLC is wholly owned by Global.

1.3.B.3.(a) PSEG Americas Ltd., a Bermuda limited liability company, with principal executive offices at Clarendon House, 2 Church Street, Hamilton, Bermuda, owns a 90% interest in PSEGAOC.144 PSEG Americas Ltd. has the following direct and indirect wholly owned and partially owned subsidiaries:

1.3.B.3.(a)(i) Andina Mendoza Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, is inactive.145

1.3.B.3.(a)(ii) Inversiones PSEG Americas Chile Holding Limitada (“Inversiones Chile”), a Chilean limited liability company, with its registered office at Miraflores 222, Piso 24, Santiago, Chile, was formed for the purpose of investing in SAESA and Empresa Electrica de la Frontera S.A. (“Frontel”).146 Inversiones Chile is 57.78% owned by PSEG Americas Ltd., 34.71% owned by Inversiones Electricas del Sur Dos Limitada, 7.5% owned by PSEG Finance Company, and 0.0043% owned by PSEG Chilean Equity II Ltd. (“Chilean Equity II”).

1.3.B.3.(a)(ii)(A) Empresa Electrica de la Frontera S.A. (“Frontel”), a Chilean company, with its registered office at Isidora Goyenechea No. 3621, Piso 20, Las Condes, Santiago, Chile, owns

141 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

142	Id.

143 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

144	Id.

145 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

146	Id.

EXHIBIT G-7

electric distribution facilities in Chile. Frontel, is 98.361% owned by Inversiones Chile and 0.006% owned by Chilean Equity II. Frontel owns a 0.1% direct interest in each of Compania Electrica Osorno S.A. (“Creo”) and a 0.1% interest in each of Sistema de Transmision del Sur S.A. (“STS”), Sociedad Generadora Austral S.A. (“SGA”), and Sociedad Austral de Electricidad Overseas Ltd. (“SAEOL”), as described below. Frontel is a FUCO.

1.3.B.3.(a)(ii)(B) Sociedad Austral de Electricidad S.A. (“SAESA”), a Chilean sociedad anonima, with its registered office at Isidora Goyenechea No. 3621, Piso 20, Las Condes, Santiago, Chile, owns electric distribution facilities in Chile. SAESA is 99.965% owned by Inversiones Chile and 0.0056% owned by Chilean Equity II. SAESA has certain direct and indirect partially owned subsidiaries as described below. SAESA is a FUCO.

1.3.B.3.(a)(ii)(B)(i) Sociedad Austral de Electricidad Overseas Ltd. (“SAEOL”), a Cayman Island Company, with its registered office at Corporate Centre, Windward One, West Bay Road, PO Box 31106 SMB, Grand Cayman, Cayman Islands, was formed for the purpose of investing in Latin America. 147 SAESA holds a 99.9% ownership interest in SAEOL and Frontel holds the remaining 0.1% of SAEOL.

1.3.B.3.(a)(ii)(B)(i)(a) Empresa de Energia Rio Negro S.A. (“Edersa”), an Argentine sociedad anonima, with its registered office at Mengelle 145 Cipolletti, Rio Negro Province, Argentina, owns electric distribution facilities in Chile. Edersa is 50% owned by SAEOL. Edersa is a FUCO.

1.3.B.3.(a)(ii)(B)(ii) Empresa Electrica de Aisen S.A. (“Edelaysen”), a Chilean sociedad anonima, with its registered office at Bulnes 441, Osorno, Chile, owns electric distribution facilities in Chile. Edelaysen is 91.66% owned by SAESA. Edelaysen is a FUCO.

1.3.B.3.(a)(ii)(B)(iii) Compania Electrica Osorno S.A. (“CREO”), a Chilean sociedad anonima, with its registered office at Manuel Bulnes 441, Osorno, Chile, was formed for the purpose of investing in Latin America and owns electric distribution facilities in Chile. CREO is 0.1% owned by Frontel and 99.9% owned by SAESA. CREO is a FUCO.

1.3.B.3.(a)(ii)(B)(iv) Sistema de Transmision del Sur S.A. (“STS”), a Chilean sociedad anonima, with its registered office at Isidora Goyenechea No. 3621, Piso 20, Las Condes, Santiago, Chile, owns electric transmission facilities in Chile. STS is 0.1% owned by Frontel and 99.9% owned by SAESA. STS has a 7.142% ownership interest in one subsidiary, as described below. STS is a FUCO.

1.3.B.3.(a)(ii)(B)(v) Sociedad Generadora Austral S.A. (“SGA”), a Chilean sociedad anonima, with its registered office at Isidora Goyenechea No. 3621, Piso 20, Las Condes, Santiago, Chile, was formed for the purpose of engaging in the energy broker business.148 SGA is 99.9% owned by SAESA and 0.1% owned by FRONTEL. SGA has a 7.142% ownership interest in CDEC-SO (see below).

147 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

148	E.ON AG, Holding Co. Act Release No. 27539 (June 14, 2002).

EXHIBIT G-7

1.3.B.3.(a)(ii)(B)(v)(a) Centro de Despacho Economico de Carga del Sistema Electrico Interconectado Central CDEC-SOC Limitada, (“CDEC-SO”), a Chilean limited liability company, with its registered office in Chile, owns electric distribution facilities in Chile. STS and SGA, which is wholly owned by FUCOs, each own a 7.142% interest in CDEC-SO.149

1.3.B.3.(a)(iii) PSEG Americas Operating Company (“PSEGAOC”), a Cayman Island company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, is a 90% directly owned subsidiary of PSEG Americas Ltd. PSEG Americas L.L.C. holds an additional 0.01% interest in this company. PSEGAOC is inactive.

1.3.B.3.(a)(iv) PSEG Brasil Ltda., a Brazilian limited liability company, with its registered office at Avenida das Nacoes Unidas, 12.995, 10 andar, salas 10, Edificio Plaza Centenario, Chacara Itaim, Sao Paulo, Sao Paulo, CEP 04578-000, Brazil, provides management and business-development services.150 PSEG Americas Ltd. directly owns 99.99973% of PSEG Brasil Ltda. Ipe Energia S.A. (“IPE”), as described below, directly owns the remaining 0.00027%.

1.3.B.3.(a)(v) PSEG Brazil II Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has one 50% owned subsidiary.

1.3.B.3.(a)(v)(A) PSEG Trader S.A., a Brazilian company, with its registered office at Avenida das Nacoes Unidas, 12.995, 10 andar, conjunto 101, sala 13, Edificio Plaza Centenario, Chacara Itaim, Sao Paulo, Sao Paulo, CEP 04578-000, Brazil, is inactive. PSEG Brazil III Company owns the remaining 50% interest in PSEG Trader S.A.

1.3.B.3.(a)(vi) PSEG Brazil III Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has one, 50% owned subsidiary, PSEG Trader S.A., which is also 50% owned by PSEG Brazil II Company.

1.3.B.3.(a)(vii) PSEG Brazil Investment Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of indirectly acquiring privatized assets in Brazil.151 PSEG Brazil Investment Company has the following direct and indirect wholly owned and partially owned subsidiaries, as described below.

1.3.B.3.(a)(vii)(A) Pampa Energia Ltda., a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of indirectly acquiring privatized assets in Brazil.152

149	Id.

150 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

151	Id.

152	Id.

EXHIBIT G-7

Pampa Energia Ltda. has the following direct and indirect wholly owned and partially owned subsidiaries, as described below.

1.3.B.3.(a)(vii)(A)(i) PSEG Brazil Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of indirectly acquiring an interest in Rio Grande Energia S.A. (“RGE”), as described below.153 PSEG Brazil Company currently owns a 50% interest in PSEG Participacoes S.A. and in IPE Energia Ltda. (“IPE”). PSEG Brazil I Company owns the remaining 50% interest in PSEG Participacoes S.A. and in IPE.

1.3.B.3.(a)(vii)(A)(i)(a) PSEG Participacoes S.A., a Brazilian sociedad anonima, with its registered office at Av. das Nacoes Unidas, 12.995, 10 andar, conjunto 101, sala 14, Edificio Plaza Centenario Building, Chacara Itaim, Sao Paulo, Sao Paulo, CEP 04578-000, Brazil, is inactive.

1.3.B.3.(a)(vii)(A)(i)(b) Ipe Energia Ltda. (“IPE”), a Brazilian company, with its registered office at Avenida das Nacoes Unidas, 12.995, 10 andar, sala 11, Edificio Plaza Centenario, Chacara Itaim, Sao Paulo, CEP 04578-000, Brazil, owns a 32.46% interest in RGE. IPE also owns 0.00027% of PSEG Brasil Ltda.154

1.3.B.3.(a)(vii)(A)(i)(b)(i) Rio Grande Energia S.A. (“RGE”), formerly Companhia Norte e Nordeste de Distribuicao de Energia Eletrica, a Brazilian sociedad anonima, with its registered office at Rua Sao Luiz, 77, 7 andar, Porto Alegre, Rio Grande do Sul, Brazil, is a Brazilian electric distribution company located in the State of Rio Grande do Sul. IPE owns 32.46% of RGE. RGE has the following, wholly owned subsidiary. RGE is a FUCO.

1.3.B.3.(a)(vii)(A)(i)(b)(i)(a) Sul Geradora Participacoes S.A., a Brazilian sociedade anonima, with its registered office at Av. Eng. Luiz Carlos Berrini, 1297-13 anadar parte, CEP 04571-010, Sao Paulo, Sao Paulo, Brazil, was formed for the purpose of participation in importation, exportation and commerce of agricultural products.155

1.3.B.3.(a)(vii)(A)(ii) PSEG Brazil I Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of acquiring an indirect ownership interest in RGE and currently owns a 50% interest in PSEG Participacoes S.A. and in IPE. PSEG Brazil Company owns the remaining 50% interest in PSEG Participacoes S.A. and in IPE. PSEG Brazil I Company also owns a 99.945% interest in Conversora de Fertilizante e Energia do Parana Ltda., a Brazilian limited liability company, and PSEG Brazil Company holds the remaining 0.055% ownership interest.156

153	Id.

154 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

155 E.ON AG, Holding Co. Act Release No. 27539 (June 14, 2002) (FUCO exemption of FUCO subsidiaries).

156 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

EXHIBIT G-7

1.3.B.3.(a)(vii)(A)(ii)(a) Conversora de Fertilizante e Energia do Parana Ltda., formerly PSEG Brasil Operacoes Ltda., has its registered office at Avenida das Nacoes Unidas, 12.995, 10 andar, Conjunto 101, sala 12, Edificio Plaza Centenario, Chacara Itaim, Sao Paulo, Sao Paulo, CEP 04578-000, Brazil. 157 PSEG Brazil I Company currently owns approximately a direct 99.95% interest in Conversora de Fertilizante e Energia do Parana Ltda. PSEG Brazil Company directly owns the remaining approximately 0.05%.

1.3.B.3.(a)(viii) PSEG Brazil Operating Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has one, 0.1% owned subsidiary, as described below. 158

1.3.B.3.(a)(viii)(A) Inversiones Electricas del Sur Limitada, a Chilean company, with its registered office at Miraflores 222, Piso 24, Santiago, Chile, was formed for the purpose of investing in Latin America.159 Inversiones Electricas del Sur Limitada is 99.9% owned by PSEG Americas Ltd. and 0.1% owned by PSEG Brazil Operating Company.

1.3.B.3.(a)(viii)(B) Inversiones Electricas del Sur Dos Limitada, a Chilean company, with its registered office at Miraflores 222, Piso 24, Santiago, Chile, was formed for the purpose of investing in Latin America. 160 Inversiones Electricas del Sur Dos Limitada is 99.9% owned by PSEG Americas Ltd. and 0.1% owned by PSEG Brazil Operating Company.

1.3.B.3.(a)(ix) PSEG (Bermuda) Holdings III Ltd., a Bermuda limited liability company, with principal, executive offices at Clarendon House, 2 Church Street, Hamilton, Bermuda, was formed for the purpose of investing in India. 161 PSEG (Bermuda) Holdings III Ltd. has one direct wholly owned subsidiary and several indirect subsidiaries, as described below.

1.3.B.3.(a)(ix)(A) PSEG India Ltd., a Mauritius company, with its registered office at 608 St. James Court, St. Denis Street, Port Louis, Mauritius, has the following direct wholly owned and indirect partially owned subsidiaries, as described below.162

1.3.B.3.(a)(ix)(A)(i) PSEG Ambalamugal Energy Company Ltd., a Mauritius company, with its registered office at 608 St. James Court, St. Denis Street, Port Louis, Mauritius, was formed for the purpose of investing in power facilities in India. 163 PSEG Ambalamugal Energy

157	Id.

158	Id.

159 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

160	Id.

161	Id.

162 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

163	Id.

EXHIBIT G-7

Company Ltd. owns one share of PSEG PPN Operations Private Ltd. (“PPN Operations”), as described below.

1.3.B.3.(a)(ix)(A)(ii) PSEG North Chennai Ltd., a Mauritius company, with its registered office at 608 St. James Court, St. Denis Street, Port Louis, Mauritius, was formed for the purpose of investing in power facilities in India. 164 PSEG North Chennai Ltd. has a 26% interest in Tri-Sakthi Investments Limited (“TSIL”) and a 50% interest in Tri-Sakthi Energy Private Limited (“TSEPL”).

1.3.B.3.(a)(ix)(A)(ii)(a) Tri-Sakthi Investments Limited (“TSIL”), a Mauritius company, with its registered office at 3rd Floor, TM Building, Pope Hennesy Street, Port Louis, Mauritius, has a 50% interest in TSEPL, as described below. 165

1.3.B.3.(a)(ix)(A)(iii)(a)(i) Tri-Sakthi Energy Private Limited (TSEPL”), an Indian company, with its registered office at No. 7 “Mamatha Complex,” II Floor, 13 Whites Road, Chennai, India 600014, was formed for future investments in India. TSEPL has had one project only, i.e., the 525 MW North Chennai Phase III thermal power project at Ennore. The Madras High Court has admitted a winding-up petition filed against TSEPL by PSEG North Chennai Ltd.

1.3.B.3.(a)(x) PSEG Cayman Americas Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has the following subsidiary:

1.3.B.3.(a)(x)(A) PSEG Cayman Americas V Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, is inactive.

1.3.B.3.(a)(xi) PSEG Global Funding II Corp., a Delaware corporation, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for future investments in South America. 166

1.3.B.3.(a)(xii) PSEG Luxembourg S.a.r.l., a Luxembourg company, with its registered office at 4 Rue Carlo Hemmer, Luxembourg, was formed as a holding company for entities in various jurisdictions. 167

1.3.B.3.(a)(xiii) Transamerica Energy Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making a future investment in Latin

164 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

165	Id.

166 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

167 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

EXHIBIT G-7

America.168 Transamerica Energy Company has an 80% interest in Asociacion en Participacion (“AenPII”), as described below.

1.3.B.3.(a)(xiii)(A) Asociacion en Participacion (“AenPII”) is a contractual arrangement through which Transamerica Energy Company has an 80% interest, and PSEG Americas Ltd. has a 20% interest, in the profits and losses of AenPII. 169 AenPII was formed for the purpose of making investments in South America, and by such contractual arrangement has beneficial ownership in the following two entities:

1.3.B.3.(a)(xiii)(A)(i) Electroandes S.A., a Peruvian sociedad anonima, with its registered address at Avenida Canaval y Moreyra 380, Torre Siglo XXI, Piso 16, San Isidro, Lima 27, Peru, was formed for the purpose of investing in Latin America and owns a hydro-powered electric generation station. Electroandes S.A. is a FUCO.

1.3.B.3.(a)(xiii)(A)(ii) PSEG Peru Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, is inactive.

1.3.B.3.(a)(xiv) Venergy Holdings Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has the following direct and indirect partially owned and wholly owned subsidiaries, as described below: 170

1.3.B.3.(a)(xiv)(A) Turboven Company Inc., a Cayman Islands company, with its registered office at Fourth Floor, One Capital Place, P. O. Box 847, Grand Cayman, Cayman Islands, British West Indies, is a 50% owned, direct subsidiary of Venergy Holdings Company. 171 Turboven Company Inc. has the following direct wholly owned subsidiaries:

1.3.B.3.(a)(xiv)(A)(i) Turboven Cagua Company Inc. (“CAGUA”), a Cayman Islands company, with its registered office at Fourth Floor, One Capital Place, P. O. Box 847, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making investments in Latin America. CAGUA is a FUCO.

1.3.B.3.(a)(xiv)(A)(ii) Turboven Maracay Company Inc. (“MARACAY”), a Cayman Islands company, with its registered office at Fourth Floor, One Capital Place, P. O. Box 847, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making investments in Latin America. Maracay is a FUCO.

168 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

169	Id.

170 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

171	Id.

EXHIBIT G-7

1.3.B.3.(a)(xiv)(A)(iii) Turboven Valencia Company Inc (“VALENCIA”), a Cayman Islands company, with its registered office at Fourth Floor, One Capital Place, P. O. Box 847, Grand Cayman, Cayman Islands, British West Indies, is inactive.

1.3.B.3.(a)(xiv)(A)(iv) Turboven La Victoria Company Inc., a Cayman Islands company with its registered office at Fourth Floor, One Capital Place, P. O. Box 847, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making investments in Latin America. 172

1.3.B.3.(a)(xv) Rayo-Andino Gestora Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has one direct 0.014% owned subsidiary, as described below. 173

1.3.B.3.(a)(xv)(A) Promotora Termica del Cafe S.C.A., a Colombian company, with its registered office at Carrera 11 No. 86-60, Oficina 301 de Santafe de Bogota, Colombia, is inactive.

1.3.B.3.(a)(xvi) Rayo-Andino Inversora Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has a direct 92.843% interest in Promotora Termica del Cafe S.C.A., with an additional 0.03% interest owned by Rayo-Andino Gestora Company. 174 Rayo-Andino Inversora Company has a 100% interest in PSEG International Holding Company, as described below.

1.3.B.3.(a)(xvi)(A) PSEG International Holding Company, a Cayman Island company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has the following direct and indirect subsidiaries, as described below. 175

1.3.B.3.(a)(xvi)(A)(i) PSEG International Holding II Company, a Cayman Island company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, is inactive.

1.3.B.3.(a)(xvi)(A)(ii) PSEG Holdings Pte Ltd., a Singapore company, with principal executive offices at 95 South Bridge Road, #09-00 Pidemco Centre, Singapore 058717, was formed for the purpose of investing in power facilities in Israel. PSEG Holdings Pte Ltd. is a party to a contract

172 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

173 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

174 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

175	Id.

EXHIBIT G-7

upon which it may pursue legal action. Other than this contract, PSEG Holdings Pte Ltd. owns no assets.176

1.3.B.3.(a)(xvii) PSEG Chilean Equity II Ltd. (“Chilean Equity II”), a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, is a direct wholly owned subsidiary of PSEG Americas Ltd. and has the following direct and indirect subsidiaries, as described below. 177

1.3.B.3.(a)(xvii)(A) PSEG Chilean Equity Ltd. (“Chilean Equity”), a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making investments in Chile and Peru. 178 Chilean Equity II owns 99.9% of Chilean Equity.

1.3.B.3.(a)(xvii)(A)(i) PSEG Venezuela S.R.L., a Venezuelan limited liability company, with its registered office at Edificio ABA, Calle Veracruz, Las Mercedes, Caracas, 1060, Venezuela, owned 99.95% by Chilean Equity and 0.05% by PSEG Chilean Equity III Ltd., was formed for the purpose of making investments in South America. 179

1.3.B.3.(a)(xvii)(A)(ii) PSEG Chilean Equity III Ltd., a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making investments in Chile. 180

1.3.B.3.(a)(xvii)(A)(iii) Asociacion en Participacion (“AenP”) is a contractual arrangement through which Chilean Equity has a 76% interest, and PSEG Americas Ltd. has a 24% interest, in the profits and losses of AenP. AenP was formed for the purpose of making investments in South America, and by such contractual arrangement has beneficial ownership in the following entities. 181

1.3.B.3.(a)(xvii)(A)(iii)(a) Chilquinta Energia S.A. (“CHILQUINTA”), a Chilean sociedad anonima, with principal, executive offices at General Cruz No. 222, Valparaiso, Chile, owns electric distribution facilities in Chile. AenP has a 49.9925% beneficial ownership interest in CHILQUINTA. CHILQUINTA is a FUCO.

1.3.B.3.(a)(xvii)(A)(iii)(a)(i) Energas S.A., a Chilean sociedad anonima, with principal place of business at General Cruz No. 222, Valparaiso, Chile, was formed for the purposes of acquiring, producing, storing, distributing and selling gas and related business in the Fifth Region of

176 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

177 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

178	Id.

179	Id.

180	Id.

181	Id.

EXHIBIT G-7

Chile.182 CHILQUINTA directly owns a 99.99% interest in Energas S.A. Compania Electrica del Litoral S.A. (“Compania Electrica”) owns the remaining 0.01%.

1.3.B.3.(a)(xvii)(A)(iii)(a)(ii) Energia de Casablanca S.A., a Chilean sociedad anonima, with principal place of business at Portales 187, Casablanca, Chile, was formed for the purposes of distributing, generating, acquiring and selling electric or other kinds of energy and related business. CHILQUINTA directly owns a 69.75% interest in Energia de Casablanca S.A.183

1.3.B.3.(a)(xvii)(A)(iii)(a)(iii) Compania Electrica del Litoral S.A. (“Compania Electrica”), a Chilean sociedad anonima, with principal place of business at Alameda 949, Of. 2002, Santiago, Chile, was formed for the purpose of producing, acquiring, transporting, distributing and selling electric energy and related business.184 CHILQUINTA directly owns a 75.61% interest in Compania Electrica.

1.3.B.3.(a)(xvii)(A)(iii)(a)(iii)(a) Inmobiliaria del Litoral S.A., a Chilean sociedad anonima, with principal place of business at Alameda 949, Of. 2002, Santiago, Chile, was formed for the purposes of producing, acquiring, transporting, distributing and selling electric energy and related business.185 Compania Electrica directly owns an 80% interest in Inmobiliaria del Litoral S.A. Generadora Electrica Sauce Los Andes S. A. holds the remaining 20% interest.

1.3.B.3.(a)(xvii)(A)(iii)(a)(iii)(b) Generadora Electrica Sauce Los Andes S. A., a Chilean sociedad anonima, with principal place of business at Alameda 949, Of. 2002, Santiago, Chile, was formed for the purposes of producing, acquiring, transporting, distributing and selling electric energy and related business. 186 Compania Electrica directly owns a 99.5% interest in Generadora Electrica Sauce Los Andes S.A. and CHILQUINTA holds the remaining 0.5% interest.

1.3.B.3.(a)(xvii)(A)(iii)(a)(iv) Luzlinares S. A., a Chilean sociedad anonima, with principal place of business at Max Jara 478, Linares, Chile, was formed for the purpose of distributing, generating, acquiring and selling electric or other kinds of energy and related business.187 CHILQUINTA directly owns an 85% interest in Luzlinares S.A.

1.3.B.3.(a)(xvii)(A)(iii)(a)(v) Luzparral S.A. , a Chilean sociedad anonima, with principal place of business at Max Jara 478, Linares, Chile, was formed for the purposes of distributing, generating, acquiring and selling electric or other kinds of energy and related business.188 CHILQUINTA directly owns a 56.588% interest in Luzparral S.A.

182	E.ON AG, Holding Co. Act Release No. 27539 (June 14, 2002).

183	Id.

184	Id.

185	Id.

186	Id.

187	Id.

188	Id.

EXHIBIT G-7

1.3.B.3.(a)(xvii)(A)(iii)(b) Inversiones PSEG Chile Holdco Limitada, a Chilean sociedad de responsabilidad limitada, with its registered office at Miraflores 222, Piso 24, Santiago, Chile, was formed for the purpose of holding investments in Chile and has the following direct partially owned subsidiary, as described below.189

1.3.B.3.(a)(xvii)(A)(iii)(b)(i) Tecnored S.A. (“Tecnored”), a Chilean corporation, with principal executive offices at Av. Apoquindo 3721, Piso 13, Santiago, Chile, owns electric generation facilities in Chile and provides additional services to CHILQUINTA, and is 50% owned by Inversiones PSEG Chile Holdco Limitada. Tecnored is a FUCO.

1.3.B.3.(a)(xvii)(A)(iii)(c) Peruvian Opportunity Company S.A.C. (“POC”) is a Peruvian company, with its registered office at Victor Andres Belaunde 147, Edificio Real 3, Piso 12, San Isidro, Lima 27, Peru. 190 AenP has a 50% beneficial ownership interest in POC. POC has direct and indirect, wholly owned and partially owned subsidiaries, as described below.

1.3.B.3.(a)(xvii)(A)(iii)(c)(i) Ontario Quinta S.R.L. (“Ontario”), a Peruvian limited liability company, with its registered office of Av. Canaval y Moreyra N DEG. 380 Piso 16, San Isidro Lima 27, Peru, was formed for the purpose of making investments in Peru.191 POC owns more than 99%, and Chilean Equity owns less than 1%, of Ontario.

1.3.B.3.(a)(xvii)(A)(iii)(c)(i)(a) Luz del Sur S.A.A. (“LUZ”), a Peruvian sociedad anonima, with principal executive offices at Canaval y Moreyra 380, Piso 16, San Isidro, Lima 27, Peru, is an electric-distribution company serving southern Lima, Peru. LUZ is 61.16% owned by Ontario, 12.79% owned by POC and 1.927% owned by Energy Business International S.R.L. (“EBI”). LUZ is a FUCO.

1.3.B.3.(a)(xvii)(A)(iii)(c)(i)(a)(i) Empresa de Distribucion Electrica de Canete S.A. (“Edecanete”), a Peruvian sociedad anonima, has its executive offices at Av. 28 de Julio 386, San Vicente de Canete, Canete.192 LUZ owns a 99.9999% interest and each of Tecsur S.A. and Inmobiliaria Luz del Sur S.A. owns a 0.00005% interest.

1.3.B.3.(a)(xvii)(A)(iii)(c)(i)(a)(ii) Inmobiliaria Luz del Sur S.A., a Peruvian sociedad anonima, with principal executive offices at Av. 28 de Julio 386, San Vincente de Canete, Canete, Peru, is 99.9999% owned by LUZ.193

189 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

190 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

191 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

192	E.ON AG, Holding Co. Act Release No. 27539 (June 14, 2002).

193	Id.

EXHIBIT G-7

1.3.B.3.(a)(xvii)(A)(iii)(c)(i)(a)(iii) Luz del Sur International A. V. V., an Aruban company, with principal place of business at Zoutmanstraat 35, Oranjestad, Aruba, is wholly owned by LUZ.194

1.3.B.3.(a)(xvii)(A)(iii)(c)(ii) Energy Business International S.R.L. (“EBI”), a Peruvian company, with principal place of business at Av. Canaval y Moreyra 380 (piso 16), Lima 27, Peru, is a holding company with a 1.927% interest in LUZ. EBI is 99.966% owned by POC.

1.3.B.3.(a)(xvii)(A)(iii)(c)(iii) PSEG Sempra Peruvian Services Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of investing in power facilities in Latin America. 195 PSEG Sempra Peruvian Services Company owns 99.8% of IeSE, and PSEG Sempra Peruvian Services Company II owns the remaining 0.2% of IeSE.

1.3.B.3.(a)(xvii)(A)(iii)(c)(iii)(a) Inversiones en Servicios Electricos S.R.L. (“IeSE”), a Peruvian company, with its registered office at Av. Camino Real No. 390, Oficina No. 801, Edificio Torre Central, Centro Camino Real, San Isidro, Lima 27, Peru, was formed for the purpose of investing in Latin America. 196 IeSE owns 51.79% of Tecsur S.A.

1.3.B.3.(a)(xvii)(A)(iii)(c)(iii)(a)(i) Tecsur S.A., a Peruvian sociedad anonima, with executive offices at Pasaje Calango 158 San Juan De Miraflores, Lima, Peru, is an energy-related services company. 197 Ontario owns a 3.72% interest, POC owns a 31.51% interest, and IeSE owns a 51.79% interest, in Tecsur S.A.

1.3.B.3.(a)(xvii)(A)(iii)(c)(iv) PSEG Sempra Peruvian Services Company II, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of investing in power facilities in Latin America. 198 PSEG Sempra Peruvian Services Company II owns 0.2% of IeSE.

1.3.B.3.(a)(xvii)(A)(iii)(d) PSEG Cayman Americas IV Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, was formed for the purpose of making future investments in Latin America and is wholly owned by PSEG Americas Ltd. 199

194 Id.

195 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

196 Id.

197 E.ON AG, Holding Co. Act Release No. 27539 (June 14, 2002).

198 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

199 Id.

EXHIBIT G-7

1.3.B.3.(a)(xvii)(A)(iii)(e) Servicios Tecnicos PSEG Chile Limitada, a Chilean limited liability company, with its registered office at Isidora Goyenechea No. 3621, Piso 20, Las Condes, Santiago, Chile, was formed for the purpose of providing management services. 200 PSEG Americas Ltd. Owns 99.9% and Chilean Equity owns 0.1% of Servicios Tecnicos PSEG Chile Limitada.

1.3.B.3.(a)(xviii) Inframax, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, and is inactive.

1.3.B.3.(a)(xix) PSEG Americas II Ltd. a Bermuda company, with principal executive offices at Clarendon House, 2 Church Street, Hamilton, Bermuda, has one direct 50% owned subsidiary and one indirect 17.13% owned subsidiary, as described below. 201

1.3.B.3.(a)(xix)(A) Turbogeneradores de Venezuela, C.A. (“TGV”), a Venezuelan compania anonima, with principal executive offices at Avenida Francisco de Miranda, Torre Country Club, Chacaito, Caracas 1050, Venezuela, is 50% directly owned by PSEG Americas II Ltd. TGV owns 17.13% of Turbogeneradores Maracay, C.A. (TGM). 202

1.3.B.3.(a)(xix)(A)(i) Turbogeneradores Maracay, C.A. (“TGM”), a Venezuelan company with principal executive offices at Avenida Francisco de Miranda, Torre Country Club, Chacaito, Caracas 1050, Venezuela, owns an investment in a gas-fired electric power-generation facility in Maracay, Venezuela. 203 TGM is a FUCO.

1.3.B.3.(a)(xx) PSEG China L.L.C., a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, is inactive.

1.3.B.3.(a)(xxi) PSEG Salalah L.L.C., a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, has the following direct and indirect wholly owned and partially owned subsidiaries:204

1.3.B.3.(a)(xxi)(A) Salalah Power Holdings, Ltd., a Bermuda limited liability company, with principal executive offices at Clarendon House, 2 Church Street, Hamilton, Bermuda, is wholly owned by PSEG Salalah L.L.C. and has the following direct and indirect wholly owned and partially owned subsidiaries: 205

1.3.B.3.(a)(xxi)(A)(i) Dhofar Power Company S.A.O.C. (“Dhofar Power”), an Oman company , with its registered office at Hormuz Building, 5th Floor, Ruwi Roundabout, Ruwi, Muscat,

200 Id.

201 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

202 Id.

203 Id.

204 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

205 Id.

EXHIBIT G-7

Oman, was formed for the purpose of investing in power facilities in Oman. Dhofar Power is 81% owned by Salalah Power Holdings, Ltd. Dhofar Power owns a 99.99% interest in Dhofar Generating Company S.A.O.C. (“Dhofar Generating”). Dhofar Power is a FUCO.

1.3.B.3.(a)(xxi)(A)(i)(a) Dhofar Generating Company S.A.O.C. (“Dhofar Generating”), an Oman company, with its registered office at Hormuz Building, 5th Floor, Ruwi Roundabout, Ruwi, Muscat, Oman, was formed for the purpose of investing in power facilities in Oman. 206 Dhofar Generating is an EWG.

1.3.B.3.(a)(xxii) PSEG Argentina Holding Company LLC, a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, was formed for the purpose of investing in Latin America. 207

1.3.B.3.(a)(xxiii) PSEG Cayman Americas I Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has one 99.99% subsidiary as described below. 208 PSEG Cayman Americas II Company owns the remaining 0.01%.

1.3.B.3.(a)(xxiv) PSEG Cayman Americas II Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, owns 0.01% of PSEG Operadora S.R.L. 209

1.3.B.3.(a)(xxv) PSEG Edeersa Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies is wholly owned by PSEG Americas Ltd. and is inactive.

1.3.B.3.(a)(xxvi) PSEG Chile Generation Ltd., a Bermuda company, with principal executive offices at Clarendon House, 2 Church Street, Hamilton, Bermuda, is being used for the purpose of investing in power facilities in Chile and has one direct subsidiary, as described below. 210

1.3.B.3.(a)(xxvi)(A) Compania de Generacion del Sur S.A., a Chilean sociedad anonima, with its registered office at Miraflores 222, Piso 24, Santiago, Chile, was formed for the purpose of investing in Latin America.211 Compania de Generacion del Sur S.A. is 99% owned by PSEG Chile Generation Ltd. and 1% owned by PSEG Brazil II Company.

206 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

207 Id.

208 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

209 Id.

210 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

211 Id.

EXHIBIT G-7

1.3.B.3.(a)(xxvii) PSEG Uruguay Sociedad de Responsabilidad Limitada, an Uruguayan limited liability company, with its registered office at Avenida 18 de julio 984, 4. Piso, Palacio Brasil, Montevideo, 11100, Uruguay, is inactive. PSEG Americas Ltd. owns 99% of PSEG Uruguay S.R.L. and Andina Mendoza Company owns the remaining 1%. PSEG Uruguay Sociedad de Responsabilidad Limitada has the following, wholly owned subsidiaries:

1.3.B.3.(a)(xxvii)(A) PSEG Spain S.L., a Spanish limited liability company, with its registered office at Plaza de Pablo Ruiz Picasso, Sin Numero, Torre Picasso, Planta 5a, Madrid, 28020, Spain, is inactive.

1.3.B.3.(a)(xxvii)(B) PSEG Uruguay Finance Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, is inactive.

1.3.B.4. PSEG India Company, a Cayman Islands company, with its registered office at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, has one direct wholly owned subsidiary and several indirect wholly owned and partially owned subsidiaries, as described below. 212

1.3.B.4.(a) PSEG EAMS Ltd., a Mauritius company, with its registered office at 608 St. James Court, St. Denis Street, Port Louis, Mauritius, is a wholly owned subsidiary of PSEG India Company and has two direct wholly owned subsidiaries, one indirect partially owned subsidiary, and one indirect wholly owned subsidiary, as described below. 213

1.3.B.4.(a)(i) PSEG Operations Ltd., a Mauritius company, with its registered office at 608 St. James Court, St. Denis Street, Port Louis, Mauritius, has the following direct partially owned subsidiary: 214

1.3.B.4.(a)(i)(A) PSEG PPN Operations Private Limited (“PPN Operations”), an Indian company, with its registered office at Prince Towers’, Floor 9, 25-26, College Road, Chennai, India 600 006, was formed for the purpose of operation and maintenance of power facilities in India.215 PSEG Ambalamugal Energy Company Ltd. owns one share of PPN Operations. PPN Operations is an EWG.

1.3.B.4.(a)(ii) PSEG PPN Energy Company Ltd. (“PPN Energy”), a Mauritius company, with its registered office at 608 St. James Court, St. Denis Street, Port Louis, Mauritius, was formed for the purpose of investing in power facilities in India.216 PPN Energy has a 20% ownership

212 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

213 Id.

214 Id.

215 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

216 Id.

EXHIBIT G-7

interest in PPN Power Generating Company Limited (“PPN PGC”), as described below. PPN Energy is an EWG.

1.3.B.4.(a)(ii)(A) PPN Power Generating Company Limited (“PPN PGC”), an Indian company, with its registered office at Jhaver Plaza III Floor, I A Nungambakkam High Road, Nungambakkam, Chennai, India 600034, was formed for the purpose of owning and operating power facilities in India.217

1.3.B.5. PSEG Europe (Delaware) LLC (“PEDLLC”), a Delaware limited liability company, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, has the following direct and indirect wholly owned and partially owned subsidiaries: 218

1.3.B.5.(a) PSEG Europe B.V., a Dutch company, with principal executive offices at Weena 340, 3012 NJ Rotterdam, The Netherlands, is a direct wholly owned subsidiary of PEDLLC and has the following direct wholly owned subsidiaries, 99% owned subsidiaries, and indirect subsidiaries: 219

1.3.B.5.(a)(i) PSEG Investments B.V., a Dutch company, with principal executive offices at Weena 340, 3012 NJ Rotterdam, The Netherlands, was formed for the purpose of investing in power facilities in Turkey. 220 PSEG Europe B.V. owns 99% of PSEG Investments B.V. and PEDLLC owns 1%.

1.3.B.5.(a)(i)(A) Konya Ilgin Elektrik Uretim ve Ticaret Ltd. Sti., a Turkish company, with registered address at Piyade Sk. 18 C Blok Flat No. 9, Cankaya, Akara, Turkey, was formed for the purpose of investing in Turkey.221 PSEG Investments B.V. owns 99% of Konya Ilgin Elektrik Uretim ve Ticaret Ltd. Sti., and PSEG Turkey B.V. owns 1%.

1.3.B.5.(a)(ii) PSEG Silesia B.V., a Dutch company, with principal executive offices at Weena 340, 3012 NJ Rotterdam, The Netherlands, has the following two wholly owned and one partially owned subsidiaries:222

1.3.B.5.(a)(ii)(A) PSEG Chorzow B.V., a Dutch company and an EWG, with principal executive offices at Weena 340, 3012 NJ Rotterdam, The Netherlands, has a 75.196% interest in Elektrocieplownia Chorzow ELCHO Sp. z o.o.

217 Id.

218 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

219 Id.

220 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

221 Id.

222 CP&L Energy, Inc. Holding Co. Act Release No. 27284 (Nov. 27, 2000) (allowing retention of intermediate entities holding interests in retainable non-utility businesses).

EXHIBIT G-7

1.3.B.5.(a)(ii)(A)(i) Elektrocieplownia Chorzow ELCHO Sp. z o.o., a Polish company, with principal executive offices at ul. Kosciuszki 6, 41-500 Chorzow, Poland, is developing a coal-fired power station in Chorzow, Poland, and upon completion of the facility is expected to qualify as an EWG.

1.3.B.5.(a)(iii) PSEG Turkey B.V., formerly Konya Ilgin Electric Production B.V., a Netherlands company, with principal, executive offices at Weena 340, 3012 NJ Rotterdam, The Netherlands, was formed for the purpose of investing in power facilities in Turkey.223 PSEG Europe B.V. owns 99% of PSEG Turkey B.V. and PEDLLC own 1%.

1.3.B.5.(a)(iv) PSEG Italia B.V., a Dutch company, with principal executive offices at Weena 340, 3012 NJ Rotterdam, The Netherlands, was formed for the purpose of investing in power facilities in Italy. 224 PSEG Italia B.V. owns a 50% interest in Prisma 2000 S.p.A. (Prisma) and an indirect interest in the following subsidiaries of Prisma.

1.3.B.5.(a)(iv)(A) Prisma 2000 S.p.A. (“Prisma”), an Italian company, with its registered office at Via G. de Castro, 4-20144 Milan, Italy, was formed for the purpose of construction, operation and maintenance of investing in power projects in Italy.225 Prisma has the following direct wholly owned and partially owned subsidiaries:

1.3.B.5.(a)(iv)(A)(i) Cellulosa Calabra S.p.A., an Italian company, with its registered office at Strada Statale 106, Zona Industriale 88900 Crotone, Italy, procures fuel for Biomasse Italia S.p.A., and is 50% owned by Prisma.226

1.3.B.5.(a)(iv)(A)(ii) Energ S.p.A., an Italian company, with its registered office at Piazzetta Duca d’Aosta, n. 265, Napoli, Italy, currently holds a contract to sell power in Italy and is 50% owned by Prisma.227

1.3.B.5.(a)(iv)(A)(iii) San Marco Bioenergia S.p.A. (“San Marco”), an Italian company, with its registered office at Via G. de Castro, 4-20144 Milan, Italy, was formed for the purpose of investing in power facilities in Italy and is 99.8% owned by Prisma. San Marco is an EWG.

1.3.B.5.(a)(iv)(A)(iv) Idrogest S.p.A., an Italian company, with its registered office at Via Piemonte 117, Roma, Italy, is inactive.

1.3.B.5.(a)(iv)(A)(v) Elettrica Centro Nord S.r.l., an Italian company, with its registered office at Viale Lunigiana, n. 46, Milano, Italy, is inactive.

1.3.B.5.(a)(iv)(A)(vi) Sicob Energia S.r.l., an Italian company, with its registered office at Viale Lunigiana, n. 46, Milano, Italy, is inactive.

223 New Century Energies, Inc., Holding Co. Act Release No. 26748 (Aug. 1, 1997) (authorizing retention of subsidiary engaged in marketing, developing, financing, constructing, managing and operating foreign exempt projects).

224 Id.

225 Id.

226 Id.

227 Id.

EXHIBIT G-7

1.3.B.5.(a)(iv)(A)(vii) Ecogen S.p.A., an Italian company, with registered address at Strada Cipata 118, 46100, Mantova, Italy, is inactive.

1.3.B.5.(a)(iv)(A)(viii) Biomasse Italia S.p.A., (“Biomasse Italia”), an Italian company and an EWG, with its registered office at Strada Statale 106, Zona Industriale, 88900-Crotone, Italy, was formed for the purpose of investing in power facilities in Italy.228 Prisma owns a 50% interest in Biomasse Italia S.p.A. Biomasse Italia has a wholly owned subsidiary as described below. Biomasse Italia is an EWG.

1.3.B.5.(a)(iv)(A)(viii)(a) Pontedera Energia S.p.A., an Italian company, with its registered office at Via Carducci 8, Empoli (FI), Firenze, Italy, is inactive.

1.3.B.5.(a)(iv)(A)(ix) Monteleone Energia S.r.l., with its registered office at Via Bernardo Dovizi 40/D, Arezzo, 52100, Italy, is inactive.

1.3.B.5.(a)(v) PSEG Poland Distribution B.V. (“PSEG Poland”), a Dutch company, with principal executive offices at Weena 340, 3012 NJ Rotterdam, The Netherlands, owns approximately 75% of Elektrownia Skawina, S.A. (“Skawina”). PSEG Poland is an EWG.

1.3.B.5.(a)(v)(A) Elektrownia Skawina, S.A., (“Skawina”), a Polish company, with its registered offices at ul. Pilsudskiego 10, Skawina, 32-050, Skawina, Poland, owns and operates a coal-fired power station at Skawina, Poland, and has the following partially owned subsidiaries.

1.3.B.5.(a)(v)(A)(i) Bank Inicjatyw Spoleczno-Ekonomicznych S.A., a Polish company that owns and operates a bank, with its registered office at ul. Dubois 5A, Warszawa, 00-184, Poland, is 0.29% owned by Skawina.

1.3.B.5.(a)(v)(A)(ii) Przedsiebiorstwo Produkcji Uslug i Handlu “PREVAR” Sp. z.o.o. (“PREVAR”), a Polish company, with its registered office at ul. Energetykow 1, Skawina, 32-050, Poland, is 28.77% owned by Skawina. PREVAR receives waste ash from Skawina’s generation facility and uses this waste ash to manufacture construction blocks, which it sells to third parties.

1.3.B.5.(a)(v)(A)(iii) Concorde Investissement S.A., a Polish insurance company that also owns real estate, with its registered office at ul. Modzelewskiego 27, Warszawa, 02-679, Poland, is 0.11% owned by Skawina.

1.3.B.5.(a)(vi) PSEG Europe V B.V. a Dutch company, with principal, executive offices at Weena 340, 3012 NJ Rotterdam, The Netherlands, is inactive.

1.3.C. Enterprise Group Development Corporation (“EGDC”), a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, a nonresidential real-estate property-management business. EGDC holds an 11-acre parcel of land in PSE&G’s service territory in New Jersey which has been approved for development for office or hotel space. EGDC is actively seeking purchasers for the land and related development rights. EGDC will not itself pursue development of this property nor will it manage development activities pursued by others.229 EGDC holds a $5 million promissory note from the sale of a commercial

228	Id.

229	Applicants undertake to divest ownership of the referenced parcel within three years of the date of the order in this matter.

EXHIBIT G-7

development land parcel formerly owned by EGDC.230 Otherwise, EGDC operates solely as a holding company for its nine direct subsidiaries, all of which are wholly owned by EGDC unless otherwise indicated.

1.3.C.1. EGDC - Concourse, Incorporated (“Concourse”), a Florida corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, is inactive.

1.3.C.2. EGDC – Fairfax, Incorporated (“Fairfax”), a Virginia corporation, has principal executive offices at 80 Park Plaza, Newark, New Jersey 07102. Fairfax is inactive.

1.3.C.3. State Street Square Urban Renewal Partners (“SSSURPI”), a New Jersey general partnership, with principal executive offices at 50 West State Street, Trenton, New Jersey 08608, owns land and improvements comprising one phase of a commercial-office complex in Trenton, New Jersey. EGDC is an 80% general partner in this partnership. State Street Square is an urban renewal development undertaking in Trenton, New Jersey, the state capital and a major city in PSE&G’s service territory. The State of New Jersey is the major tenant in the two buildings and undeveloped land is included which is currently used for surface parking. Possible development of further office space has received local zoning and other approvals. Ownership of the State Street Square land and buildings is held by SSURPI and the three other partnerships identified in items 1.3.C.4, 1.3.C.5 and 1.3.C.6. EGDC’s involvement in State Street Square is an ongoing and important commitment to community and civic development in Trenton, New Jersey. Further development activities at the State Street Square are not currently under active consideration by EGDC.231

1.3.C.4. State Street Square Urban Renewal Partners II (“SSSURPII”), a New Jersey general partnership, with principal executive offices at 50 West State Street, Trenton, New Jersey 08608, owns vacant land currently used for surface parking comprising one phase of a commercial-office complex in Trenton, New Jersey.232 EGDC is an 80% general partner in this partnership. See item 1.3.C.3 for additional information.

1.3.C.5. State Street Square Partners III (“SSSIII”), a New Jersey general partnership, with principal executive offices at 50 West State Street, Trenton, New Jersey 08608, owns land in Trenton, New Jersey. EGDC is an 80% general partner in this partnership.233 See item 1.3.C.3 for additional information.

1.3.C.6. State Street Square NSB Partners (“SSSNSB”), a New Jersey general partnership, with principal executive offices at 50 West State Street, Trenton, New Jersey 08608, owns the former National State Bank Building in Trenton, New Jersey.234 EGDC is an 80% general partner in this partnership. See item 1.3.C.3 for additional information.

230 See Rule 40(a)(3).

231 These interests are retainable as a community and civic development investment in PSE&G’s service territory under the 1997 Ameren Order and the Exelon Merger Order.

232 Id.

233 Id.

234 Id.

EXHIBIT G-7

1.3.C.7. State Street Square 36 West Partners (“SSS36W”), a New Jersey general partnership, with principal executive offices at 50 West State Street, Trenton, New Jersey 08608, is inactive. EGDC is an 80% general partner in this partnership.

1.3.C.8. EGDC – Largo Incorporated (“Largo”), a Maryland corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, owns land in Maryland which has been approved for commercial and/or residential development. One parcel is under contract of sale to a developer for residential development. Largo is actively seeking purchasers for the remaining parcel. Largo will not itself pursue development of these parcels nor will it manage development activities pursued by others.235

1.3.C.9. EGDC – Largo Management Incorporated (“Largo Management”), a Maryland corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, is inactive.

1.3.D. PSEG Energy Technologies Asset Management Company LLC (“PETAMC”), a New Jersey limited liability company, has its principal executive office at 80 Park Plaza Newark, New Jersey 07102. PETAMC is a single member limited liability company with the sole member being Energy Holdings. PETAMC has the following direct subsidiaries, all of which were formed to hold assets of a former subsidiary of PSEG Energy Holdings, PSEG Energy Technologies, Inc. All are inactive.

1.3.D.1. PSEG Energy Technologies Asset Service Company LLC, with principal, executive office at 80 Park Plaza Newark, New Jersey 07102.

1.3.D.2. PSEG Energy Technologies Demand Management Assets Company LLC, with principal, executive office at 80 Park Plaza Newark, New Jersey 07102.

1.3.D.3. The Dowling Group, Inc., with principal executive office at 80 Park Plaza Newark, New Jersey 07102.

1.3.D.4. McBride Energy Service Company, LLC, with principal executive office at 80 Park Plaza Newark, New Jersey 07102.

1.3.D.5. PSEG ET 211 S. Broad Street Company, LLC, with principal executive office at 80 Park Plaza Newark, New Jersey 07102.

1.3.D.6. PSEG ET One NFL Plaza Company LLC, with principal executive office at 80 Park Plaza Newark, New Jersey 07102.

1.3.D.7. KHS Holding Corp., with principal executive office at 80 Park Plaza Newark, New Jersey 07102.

1.3.E. PSEG Capital Corporation (“Capital”), a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, is a wholly owned, financing subsidiary of PSEG Energy Holdings, is inactive and is in the process of being dissolved.

1.3.F. Enterprise Capital Funding Corporation (“Funding”), a New Jersey corporation, with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, is a wholly owned

235	Applicants undertake to divest ownership of the referenced parcel within three years of the order in this matter.

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subsidiary of PSEG Energy Holdings and formerly served as a capital financing vehicle for PSEG Energy Holdings. Funding is inactive and is in the process of being dissolved.

1.4. PSEG Services, a New Jersey corporation with principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, is a wholly owned subsidiary of PSEG. As noted previously, it is contemplated that PSEG Services will sell all of its assets to Exelon BSC, change its name, and remain as an inactive subsidiary.

1.5. Enterprise Capital Trust I, a Delaware Trust has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, was formed for financing purposes and is currently active.236

1.6. Enterprise Capital Trust II, a Delaware Trust has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, was formed for financing purposes and is currently active.237

1.7. Enterprise Capital Trust III, a Delaware Trust has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, was formed for financing purposes and is currently active. 238

1.8. Enterprise Capital Trust IV, a Delaware Trust has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, was formed for financing purposes and is inactive. 239

1.9. Enterprise Capital Trust V, a Delaware Trust has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, was formed for financing purposes and is inactive.

1.10. PSEG Funding Trust I, a Delaware Trust has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, was formed for financing purposes and is currently active. 240

1.11. PSEG Funding Trust II, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, was formed for financing purposes and is currently active. 241

1.12. PSEG Funding Trust III, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, was formed for financing purposes and is inactive.

1.13. PSEG Funding Trust IV, a Delaware Trust, has its principal executive offices at 80 Park Plaza, Newark, New Jersey 07102, was formed for financing purposes and is inactive.

236	See CenterPoint Energy, Inc., Holding Co. Act Release No. 27548 (July 5, 2002) (authorizing the retention of financing subsidiaries).

237	Id.

238	Id.

239	Id.

240	Id.

241	Id.